                                                                   Exhibit 10.70

                                                               EXECUTION VERSION

                           SECOND AMENDED AND RESTATED

                              DEVELOPMENT AGREEMENT

                                   BETWEEN THE

                       POKAGON BAND OF POTAWATOMI INDIANS

                                       AND

                      GREAT LAKES GAMING OF MICHIGAN, LLC,
                      (f/k/a GREAT LAKES OF MICHIGAN, LLC)

                          DATED AS OF DECEMBER 22, 2004

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                                TABLE OF CONTENTS

RECITALS ..............................................................................     1
ARTICLE 1 DEFINITIONS AND OBJECTIVES ..................................................     3
Section 1.1     Definitions ...........................................................     3
                Account ...............................................................     3
                Accrued Expenses ......................................................     3
                Agreement .............................................................     3
                Agreements ............................................................     3
                Approved Construction Costs ...........................................     3
                Approved Development Budget ...........................................     3
                Architect .............................................................     3
                Assignment and Assumption Agreement ...................................     3
                Band Designee .........................................................     3
                Band Designee Guarantee ...............................................     3
                Band Designee Mortgage ................................................     3
                Band Event of Default .................................................     3
                Band Interest Rate ....................................................     4
                Band Mortgage .........................................................     4
                Band Security Agreement ...............................................     4
                Band Working Capital Advances .........................................     4
                Bank Closing ..........................................................     4
                Bank Lender ...........................................................     4
                Bank Loan .............................................................     4
                Bank Loan Agreement ...................................................     4
                Bank Note .............................................................     5
                BIA ...................................................................     5
                Business Board ........................................................     5
                Change of Control .....................................................     5
                Class II Gaming .......................................................     5
                Class III Gaming ......................................................     5
                Commencement Date .....................................................     5
                Compact ...............................................................     5
                Completion Date .......................................................     5
                Constitution ..........................................................     6
                Construction Costs ....................................................     6
                Construction Documents ................................................     6
                Construction Guaranty Payments ........................................     6
                Control Agreement .....................................................     6
                Corporate Commission ..................................................     6
                CRC ...................................................................     6
                Design Agreement ......................................................     6
                Design Packages .......................................................     6
                Development Expenditures ..............................................     6


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
                Development Soft Costs ................................................     7
                Disbursement Accounts .................................................     7
                Dominion Account ......................................................     7
                Dominion Agreement ....................................................     7
                Economically Feasible .................................................     7
                Enterprise ............................................................     7
                Enterprise Accounts ...................................................     7
                Equipment Lender ......................................................     8
                Equipment Loan Agreement ..............................................     8
                Equipment Loan ........................................................     8
                Equipment Note ........................................................     8
                Facility ..............................................................     8
                Final Scope of Work ...................................................     8
                Firstar ...............................................................     8
                Force Majeure .........................................................     8
                Furnishings and Equipment .............................................     8
                Gaming ................................................................     9
                Gaming Ordinance ......................................................     9
                Gaming Regulatory Authority or GRA ....................................     9
                Gaming Site ...........................................................     9
                Gaming Site Acquisition Advances ......................................     9
                Governmental Action ...................................................     9
                Great Lakes ...........................................................     9
                Guaranty ..............................................................     9
                Guaranty Reserve ......................................................    10
                Initial Phase .........................................................    10
                Initial Scope of Work .................................................    10
                IGRA ..................................................................    10
                Insider ...............................................................    10
                Lakes .................................................................    10
                Lakes Development Loan ................................................    10
                Lakes Development Note ................................................    10
                Lakes Event of Default ................................................    10
                Lakes Facility Loan ...................................................    10
                Lakes Facility Note ...................................................    11
                Lakes' Internal Expenses ..............................................    11
                Lakes Refinancing Guaranty ............................................    11
                Lakes Security Agreement ..............................................    11
                Lakes Working Capital Advance Note ....................................    11
                Lakes Working Capital Advances ........................................    11
                Legal Requirements ....................................................    11
                Limited Recourse ......................................................    11
                Loans .................................................................    12
                Local Agreement .......................................................    12
                Management Agreement ..................................................    12
                Material Adverse Change ...............................................    12


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
                Material Breach .......................................................    12
                Memorandum of Understanding ...........................................    12
                Minimum Payment Note ..................................................    12
                Monthly Payments ......................................................    12
                National Indian Gaming Commission .....................................    12
                Net Revenues ..........................................................    13
                NIGC Approval .........................................................    13
                NIGC Disapproval ......................................................    13
                Non-Gaming Land .......................................................    13
                Non-Gaming Land Acquisition Line of Credit ............................    13
                151MM Shortfall .......................................................    13
                Operating Expense .....................................................    13
                Plans and Specifications ..............................................    13
                Pokagon Council .......................................................    13
                Preliminary Development Budget ........................................    13
                Project ...............................................................    13
                Remaining Loan Availability Amount ....................................    14
                Reserve Amount ........................................................    14
                Restoration Act .......................................................    14
                Restricted Territory ..................................................    14
                Road Service Agreement ................................................    14
                Scholarship Program Fee ...............................................    14
                Signing Fee ...........................................................    14
                Specific Performance Restriction ......................................    14
                State .................................................................    14
                Subsequent Gaming Facility Revenues ...................................    14
                Term ..................................................................    14
                Transaction Documents .................................................    14
                Transition Loan .......................................................    14
                Transition Loan Note ..................................................    14
                Tribal Distributions ..................................................    15
                Tribal UCC Code .......................................................    15
Section 1.2     Independent Agreement .................................................    15

ARTICLE 2 ACQUISITION OF GAMING SITE AND NON-GAMING LANDS.                                 15
Section 2.1     Selection of Gaming Site ..............................................    15
Section 2.2     Purchase of Gaming Site; Funding ......................................    15
Section 2.4     Assignment of Other Options ...........................................    15
Section 2.5     Selection of Non-Gaming Lands .........................................    16
Section 2.6     Closing on Non-Gaming Lands; Funding ..................................    16
Section 2.6.1.     Funding Where Non-Gaming Land Acquired by Band Designee ............    16
Section 2.7     Mortgages Prior to Transfer into Trust ................................    17

ARTICLE 3 CONSTRUCTION PHASES .........................................................    17
Section 3.1     Initial Phase .........................................................    17
Section 3.2     Final Scope of Work ...................................................    17


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

Section 3.3     Modification of Final Scope of Work ...................................    17
Section 3.4     Bank Loans and Equipment Loans ........................................    17

ARTICLE 4 DESIGN PHASE ................................................................    18
Section 4.1     Employment of Architect ...............................................    18
Section 4.2     Design and Construction Budgets .......................................    18
Section 4.3     Gaming Regulatory Authority Expenses ..................................    19
Section 4.4     Reserved ..............................................................    19
Section 4.5     Concept Design and Engineering ........................................    19
Section 4.6     Preliminary Program Evaluation ........................................    19
Section 4.7     Design Development ....................................................    19
Section 4.8     Plans and Specifications ..............................................    19
Section 4.9     Compliance with Construction Standards, Environmental Laws and
                Regulations ...........................................................    20
Section 4.10    Advance of Funds for Design Work, Long Lead Time Items and
                Preliminary Site Work .................................................    20

ARTICLE 5 CONSTRUCTION PHASE ..........................................................    20
Section 5.1     Selection of Contractor or Construction Manager .......................    21
Section 5.2     Vendor Preferences ....................................................    21
Section 5.3     Proposal Review .......................................................    21
Section 5.4     Contracts .............................................................    21
Section 5.5     Construction Document Provisions ......................................    21
Section 5.6     Construction Administration ...........................................    22
Section 5.7     Construction Commencement and Completion ..............................    22
Section 5.8     Determination of Approved Construction Costs; Cost Overruns ...........    22

ARTICLE 6 FURNISHINGS AND EQUIPMENT ...................................................    23
Section 6.1     Selection of Furnishings and Equipment ................................    23

ARTICLE 7 TERM ........................................................................    23
Section 7.1     Term ..................................................................    23

ARTICLE 8 PAYMENTS AND COMMITMENTS BY GREAT LAKES BEFORE APPROVAL OF MANAGEMENT
AGREEMENT .............................................................................    24
Section 8.1     Fees Payable By Great Lakes to the Band ...............................    24
                Initial Fee ...........................................................    24
                Signing Fee ...........................................................    24
                Monthly Payments ......................................................    24
Section 8.2     Deposit into the Account ..............................................    24
Section 8.3     Transition Loan .......................................................    25
Section 8.4     Advances on Lakes Development Loan ....................................    25
                   Gaming Site Acquisition Funds ......................................    26
                   Site Planning, Design Development and other Preliminary
                      Expenditures ....................................................    26
                   Advances to the Band for Gaming Ordinance ..........................    26
                   Advances to the Band for Development Soft Costs ....................    26


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
Section 8.5     Non-Gaming Land Acquisition Line of Credit ............................    26

ARTICLE 9 PAYMENTS AND COMMITMENTS BY GREAT LAKES AFTER APPROVAL OF MAANAGEMENT
AGREEMENT .............................................................................    26
Section 9.1     Scholarship Program Fee ...............................................    26
Section 9.2     Development and Equipment Loans .......................................    27
                   Lakes Development Loan .............................................    27
                   Bank Loan ..........................................................    33
                   Equipment Loan .....................................................    34
                   Lakes Facility Loan ................................................    34
                   Terms Applicable to all Loans ......................................    36

ARTICLE 10 EXCLUSIVITY; NON-COMPETITION ...............................................    39
Section 10.1    Exclusivity Regarding Facility ........................................    39
Section 10.2    Exclusivity in Michigan ...............................................    39
Section 10.3    Indiana Casino ........................................................    39
Section 10.4    Non-Competition .......................................................    39
Section 10.5    Assignment; Change of Control .........................................    39
Section 10.6    Restrictions on Collateral Development ................................    41

ARTICLE 11 REPRESENTATIONS, WARRANTIES, AND COVENANTS .................................    41
Section 11.1    Representations and Warranties of the Band ............................    41
Section 11.2    Band Covenants ........................................................    41
Section 11.3    Representations and Warranties of Lakes and Great Lakes ...............    43
Section 11.4    Covenants of Lakes and Great Lakes ....................................    44

ARTICLE 12 EVENTS OF DEFAULT ..........................................................    45
Section 12.1    Events of Default by the Band .........................................    45
Section 12.2    Events of Default by Lakes or Great Lakes .............................    46
Section 12.3    Material Breach; Right to Cure ........................................    46

ARTICLE 13 TERMINATION ................................................................    47
Section 13.1    Voluntary Termination .................................................    47
Section 13.2    Termination if No NIGC Approval .......................................    47
Section 13.3    Great Lakes Right to Terminate on Band Event of Default ...............    47
Section 13.4    Band Right to Terminate on Lakes Event of Default .....................    47
Section 13.5    Band Right to Terminate for Material Adverse Change ...................    47
Section 13.6    Termination on Buyout .................................................    49
Section 13.7    Involuntary Termination Due to Changes in Legal Requirements ..........    49
Section 13.8    Repair or Replacement .................................................    50
Section 13.9    Recoupment and Setoff .................................................    51

ARTICLE 14 DISPUTE RESOLUTION; LIQUIDATED DAMAGES .....................................    51
Section 14.1    Band's Waiver of Sovereign Immunity and Consent to Suit ...............    51
Section 14.2    Arbitration ...........................................................    51
                   Choice of Law ......................................................    52


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
                   Place of Hearing ...................................................    52
                   Confidentiality ....................................................    52
Section 14.3    Limitation of Actions .................................................    52
                   Damages ............................................................    52
                   Consents and Approvals .............................................    53
                   Injunctive Relief and Specific Performance .........................    53
                   Action to Compel Arbitration .......................................    53
Section 14.4    Damages on Termination for Failure to Obtain NIGC Approval ............    53
Section 14.5    Liquidated Damages and Limitations on Remedies ........................    54
                   Liquidated Damages Payable by Great Lakes ..........................    54
                   Liquidated Damages Payable by the Band .............................    54
                   Limitation on Great Lakes Remedies .................................    55
Section 14.6    Lakes' and Great Lakes' Continuing Obligations ........................    55
Section 14.7    Termination of Exclusivity ............................................    55
Section 14.8    Remedies ..............................................................    55
Section 14.9    Fees not Damages ......................................................    56
Section 14.10   Damages for Governmental Action .......................................    56

ARTICLE 15 GENERAL ....................................................................    56
Section 15.1    Nature of Agreement ...................................................    56
Section 15.2    Great Lakes' Interest .................................................    56
Section 15.3    Situs of the Agreement ................................................    56
Section 15.4    Notice ................................................................    56
Section 15.5    Relationship ..........................................................    58
Section 15.6    Further Actions .......................................................    58
Section 15.7    Waivers ...............................................................    58
Section 15.8    Captions ..............................................................    58
Section 15.9    Third Party Beneficiary ...............................................    58
Section 15.10   Survival of Covenants .................................................    58
Section 15.11   Estoppel Certificate ..................................................    58
Section 15.12   Periods of Time; Time of the Essence ..................................    58
Section 15.13   Confidential and Proprietary Information ..............................    58
Section 15.14   Government Savings Clause .............................................    59
Section 15.15   Successors and Assigns ................................................    59
Section 15.16   Severability ..........................................................    59
Section 15.17   Entire Agreement ......................................................    59
Section 15.18   Consents ..............................................................    61
                   Band ...............................................................    61
                   Manager ............................................................    61
                   Business Board .....................................................    61
Section 15.20   Limited Joinder .......................................................    61


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

                                  EXHIBIT LIST

EXHIBIT A   Second Amendment to Pledge and Security Agreement

EXHIBIT B   Second Amendment to Account Control Agreement

EXHIBIT C   Form of Dominion Account Agreement

EXHIBIT D   Description of Gaming Site

EXHIBIT E   Second Amended and Restated Lakes Development Note

EXHIBIT F   Lakes Facility Note

EXHIBIT G   Security Agreement

EXHIBIT H   Lakes Working Capital Advance Note

EXHIBIT I   Lakes Minimum Payments Note

EXHIBIT J   Second Amended and Restated Non-Gaming Land Acquisition Line of
            Credit Agreement

EXHIBIT K   Second Amended and Restated Transition Loan Note

EXHIBIT L   Band Litigation

EXHIBIT M   Conditional Release and Termination Agreement between Lakes and
            CRC dated May 20, 1999, as amended by Amendment dated on or about
            July 7, 1999, as amended by Amendment dated on or about January 2,
            2003

EXHIBIT N   General Release from CRC to the Band and its members

                SECOND AMENDED AND RESTATED DEVELOPMENT AGREEMENT

This Second Amended and Restated Development Agreement is made as of the 22nd day of December, 2004, by and between the POKAGON BAND OF POTAWATOMI INDIANS (the "Band"), and GREAT LAKES GAMING OF MICHIGAN, LLC, a Minnesota limited liability company (f/k/a Great Lakes of Michigan, LLC, ("Great Lakes").

                                    RECITALS

     A. The Band, pursuant to 25 U.S.C. Sections 1300j et seq. (the "Restoration Act"), is a federally recognized Indian tribe recognized as eligible by the Secretary of the Interior for the special programs and services provided by the United States to Indians because of their status as Indians and is recognized as possessing powers of self-government.

     B. As authorized by the Restoration Act, the Band intends to acquire the Gaming Site in the State of Michigan, to be held by the federal government in trust for the Band, on which the Band intends to construct and operate a permanent Class III gaming facility (the "Facility"); and the Band will possess sovereign governmental powers over the Gaming Site pursuant to the Band's recognized powers of self government, and the Band desires to use the Gaming Site to improve the economic conditions of its members.

     C. The Band and Lakes Entertainment, Inc., f/k/a Lakes Gaming, Inc. ("Lakes") entered into a Development Agreement dated as of July 8, 1999 (the "Development Agreement") which contains provisions relating to the development of the Facility.

     D. The Band has ratified the Development Agreement on August 26, 1999, and the Development Agreement is now in full force and effect.

     E. Lakes has assigned its rights and obligations under the Development Agreement to Great Lakes pursuant to an Assignment and Assumption Agreement dated as of October 16, 2000, subject to the terms and conditions set out in that Agreement.

     F. Great Lakes and the Band entered into a First Amended and Restated Development Agreement dated as of October 16, 2000 (the "First Amended Development Agreement").

     G. Pursuant to the First Amended Development Agreement, Great Lakes agreed to increase the Lakes Development Loan from $43,000,000 to $46,000,000 and the Non-Gaming Land Acquisition Line of Credit from $10,000,000 to $15,000,000, thereby agreeing to loan the Band an additional $8,000,000 for immediate use by the Band in acquiring both gaming and non-gaming land. The Band and Great Lakes agreed to construct the Facility in a phased approach, with the Initial Phase having a then estimated cost of approximately $97,000,000. Great Lakes also agreed, due to uncertainty in the capital markets over the availability of financing for the Facility, to provide a greater proportion of the initial phase of project financing from its own funds, and affirmed its commitment to finance all phases of the project entirely from its own funds if financing at an interest rate of 13% or less is not available from the capital markets. The Band in turn agreed to extend the term of the Management Agreement from five to seven years and to enter into a Dominion Agreement granting Great Lakes a security interest in the Dominion Account as defined in the Management Agreement.

     H. The cost of developing, constructing and equipping the Initial Phase of the Project is now understood as totaling approximately $197,000,000, which will be financed as follows: the Lakes Development Loan in the amount of $46,000,000 and an additional $151,000,000 to be provided by an Equipment Loan and a Bank Loan. To the extent that the Band is unable to raise additional funding of $151,000,000 from third parties at an interest rate not to exceed 13% (the "151MM Shortfall"), Great Lakes shall provide $54,000,000 (or such lesser amount as may be necessary to make up the 151MM Shortfall) through, at its option, a direct loan, third party loans enabled by credit enhancements provided by Great Lakes, or third-party loans with interest subsidies provided by Great Lakes, in each case at an interest rate not to exceed 13%, such $54,000,000 loan and the Lakes Development Loan to be subordinated to certain other third-party financing. Great Lakes shall not have any other responsibility to fund, or provide credit enhancements or interest subsidies for, the 151MM Shortfall (if any).

     I. Great Lakes and the Band have agreed that the term of this Agreement shall begin on the date the Management Agreement, this Agreement (if required) and the Lakes Development Note (if required) are approved by the Chairman of the NIGC, and/or the BIA (if required), and continue until, unless earlier terminated in accordance with its terms, seven (7) years from commencement of Gaming at the Initial Phase of the Facility, provided that the Term of the Management Agreement will be five (5) years from the Commencement Date if (a) the Development Expenditures of the Initial Phase of the Facility are equal to or more than $138,000,000, and (b) Lakes' Financial Support for such Initial Phase has not exceeded $46,000,000, as provided in Section 3.2 of the Management Agreement.

     J. Great Lakes has agreed to fund under the Lakes Development Loan, and has funded, approximately $4,500,000 for long-lead-time items and to permit the Band to start preliminary site work that can be done now under local and/or county or state permits and, to the extent necessary, permits from the Band or the federal government.

     K. Great Lakes and the Band have agreed that the termination date in
Section 8.1(c) of the Development Agreement, relating to the time period during which the Monthly Payments may be required to be made by Great Lakes to the Band, shall be extended from August 26, 2004 to August 26, 2007, and that a corresponding change shall be made in Sections 13.2 and 14.4 of the Development Agreement to change the August 26, 2004 date to August 26, 2007.

     L. This Second Amended and Restated Development Agreement incorporates these agreements, as well as certain other changes to the First Amended Development Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants, conditions and promises herein contained, the receipt and sufficiency of which are expressly acknowledged, the Band and Great Lakes hereby agree as follows:

                                    ARTICLE 1
                           DEFINITIONS AND OBJECTIVES

     Section 1.1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Management Agreement. In addition to other terms which are defined elsewhere in this Agreement, the following terms, for purposes of this Agreement, shall have the meanings set forth in this Section.

     "Account" means the account at Firstar established pursuant to Section 8.2 that is subject to the Control Agreement.

     "Accrued Expenses" shall mean the accrued unpaid development costs and expenses relating to the Gaming Site and the Enterprise.

     "Agreement" shall mean this Development Agreement.

     "Agreements" shall mean this Agreement and the Management Agreement.

     "Approved Construction Costs" shall mean the Architect's estimate of Construction Costs approved by the Band and Great Lakes pursuant to Section 5.8.

     "Approved Development Budget" has the meaning set out in Section 4.2.

     "Architect" shall have the meaning described in Section 4.1.

     "Assignment and Assumption Agreement" means the Assignment and Assumption Agreement among Great Lakes, Lakes and the Band dated as of October 16, 2000, as amended by First Amendment dated as of December 22, 2004.

     "Band Designee" shall mean Pokagon Properties, LLC, a Delaware limited liability company, Filbert Land Development, LLC, an Indiana limited liability company, or such other entities as may be designated by the Band in writing.

     "Band Designee Guarantee" shall mean the guarantee by the Band Designee to Great Lakes of amounts advanced by Great Lakes under the Lakes Development Note and the Non-Gaming Land Acquisition Line of Credit, which shall be substantially in the form of the guaranty executed by Pokagon Properties, LLC in favor of Lakes dated March 9, 2000.

     "Band Designee Mortgage" means, individually and collectively, each mortgage granted by a Band Designee to Great Lakes securing the applicable Band Designee Guarantee, which shall be substantially in the form of the mortgage granted by Pokagon Properties, LLC to Lakes dated March 9, 2000.

     "Band Event of Default" has the meaning described in Section 12.1.


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

     "Band Interest Rate" shall mean the lesser of (i) Wall Street Journal prime rate as of the Bank Closing plus 1%, or (ii) 10%.

     "Band Mortgage" means, individually and collectively, each mortgage granted by the Band to Great Lakes securing the Lakes Development Note and the Non-Gaming Land Acquisition Line of Credit, which shall be substantially in the form of the mortgage granted by Pokagon Properties, LLC to Lakes dated March 9, 2000, with appropriate changes reasonably acceptable to Great Lakes and the Band reflecting the change to the Band as mortgagor and to Great Lakes as mortgagee.

     "Band Security Agreement" shall mean the pledge and security agreement between Lakes and the Band granting the Band a lien and security interest in the Account, in the form attached hereto as Exhibit A, as the same may be amended from time to time.

     "Band Working Capital Advances" shall have the meaning defined in the Management Agreement.

     "Bank Closing" means the closing on the Bank Loan Agreement.

     "Bank Lender" shall mean one or more financial institutions or bond trustees described as the lender or bond trustee in the Bank Loan Agreement.

     "Bank Loan" shall mean the loan evidenced by the Bank Note.

     "Bank Loan Agreement" shall mean (a) the capital leases, loan agreements and/or bond indentures to be entered into between the Band and the Bank Lender for the Initial Phase in a principal amount of approximately $125,000,000, which will, when added to the Lakes Development Loan and the Equipment Loan, finance all Development Expenditures for the Initial Phase, provided that the amount of the Bank Loan may be increased or decreased so long as the aggregate amount of the Bank Loan Agreement and the Equipment Loan for the Initial Phase shall not exceed $151,000,000; and (b) the subsequent or amended capital leases, loan agreements and/or bond indentures in an additional approximate amount of $76,000,000, which along with the additional Equipment Loan for the Final Scope of Work will finance all Development Expenditures associated with the expansion of the Facility to the Final Scope of Work; provided that the additional amount of the Bank Loan may be increased or decreased so long as the additional principal amount of such capital lease, loan and/or indenture, when added to the additional Equipment Loan for that expansion, shall not exceed $95,000,000. The amount borrowed under the Bank Loan Agreement may also be increased and the added proceeds thereof used to refinance all or portions of the Lakes Development Loan, provided that amounts used for such refinancing shall be in addition to (a) the sums needed to fund Development Expenditures for the Initial Phase (as to financing for the Initial Phase) and Final Scope of Work (as to financing for the Final Scope of Work), in the respective maximum amounts set out above, and (b) any sums which the Band is able to borrow without Great Lakes' guaranty, credit enhancements or interest subsidy to expand the Initial Scope of Work to include all or a portion of the Final Scope of Work.

     "Bank Note" shall mean the promissory notes or bonds to be executed by the Band pursuant to the Bank Loan Agreement.

     "BIA" shall mean the Bureau of Indian Affairs under the Department of the Interior of the United States of America.

     "Business Board" shall mean the decision making body created pursuant to
Section 3.4 of the Management Agreement.

     "Change of Control" shall have the meaning set out in Section 10.5(c).

     "Class II Gaming" shall mean Class II Gaming as defined in the IGRA.

     "Class III Gaming" shall mean Class III Gaming as defined in the IGRA.

     "Commencement Date" shall mean the first date that Gaming is conducted pursuant to the terms of the Management Agreement in a Facility, including Gaming conducted on completion of the Initial Phase of the Facility.

     "Compact" shall mean the Compact between the Band and the State dated December 3, 1998 and approved in 64 Fed. Reg. No. 32, Thursday, February 18, 1999, at 8111, as the same may, from time to time, be amended; or such other compact or consent decree that may be substituted therefor.

     "Completion Date" shall mean the date upon which Great Lakes receives, as to the Initial Phase or the Final Scope of Work:

               (i) an architect's certificate from the Architect chosen pursuant to this Agreement as having responsibility for the design and supervision of construction, equipping and furnishing of the Facility certifying that the Initial Phase or the Final Scope of Work, as the case may be, has been fully constructed substantially in accordance with the Plans and Specifications;

               (ii) certification from the division, department or designee of Great Lakes having responsibility to assure compliance with any operational standards stating that the Initial Phase or the Final Scope of Work, as the case may be, as completed, is in substantial compliance with any such standards;

               (iii) a permanent or temporary certificate of occupancy, if required, from the regulatory entity within the Band Government with authority to grant such a certificate, permitting the use and operation of the Initial Phase or the Final Scope of Work, as the case may be, in accordance with this Agreement; and

               (iv) certificates of such professional designers, inspectors or consultants or opinions of counsel, as Great Lakes may reasonably determine to be appropriate, verifying construction and furnishing of the Initial Phase or the Final Scope of Work, as the case may be, in compliance with all Legal Requirements.

     "Constitution" shall mean the document or documents which govern the actions of the Band and, upon enactment, the Constitution of the Pokagon Band of Potawatomi Indians as ultimately approved by the Band and approved by the Secretary of the Interior.

     "Construction Costs" means the costs of acquiring the Gaming Site and designing, developing, constructing, furnishing and equipping the Facility, including all related planning and professional fees, Furnishings and Equipment, and a contingency not to exceed 10% of such costs (excluding Furnishings and Equipment).

     "Construction Documents" shall have the meaning described in Section 5.4.

     "Construction Guaranty Payments" shall have the meaning described in
Section 9.2.1(a)(i).

     "Control Agreement" shall mean the Account Control Agreement among Firstar, Lakes and the Band dated July 8, 1999, as amended by Amendment to Account Control Agreement dated October 16, 2000 and as further amended and restated by Second Amended and Restated Control Agreement dated October __, 2003, perfecting the Band's lien and security interest in the Account, a true copy of which is attached as Exhibit B, as the same may be amended from time to time.

     "Corporate Commission" shall mean a body corporate and politic established, at the Band's discretion, by the Pokagon Council to own the Enterprise and such other businesses and assets as the Band may deem appropriate.

     "CRC" means Casino Resource Corporation, a Minnesota corporation and its Insiders.

     "Design Agreement" shall have the meaning described in Section 4.1

     "Design Packages" shall have the meaning described in Section 4.1.

     "Development Expenditures" shall mean all Approved Construction Costs; all other costs of equipping and opening the Facility, including but not limited to all related planning and professional fees, costs of infrastructure, fixtures, Furnishings and Equipment (including gaming equipment), and pre opening costs, fees and expenses; all legal, lobbying, public relations and other professional costs and expenses related to transferring Gaming Lands and Non-Gaming Lands into trust and to the Compact between the Band and the State of Michigan; and all legal, lobbying and other fees and expenses previously incurred by the Band in obtaining, or litigating with regard to, the Compact with the State of Michigan, not to exceed $20,000, as well as all other such fees and expenses subsequently incurred by the Band that the Band reasonably chooses to include in the Development Budget, together with all other Development Soft Costs.

     "Development Soft Costs" shall mean legal, lobbying, public relations and other professional fees and expenses for work related to the Compact, litigation relating to transfer of the Gaming Site into trust or otherwise affecting the Project, development of Band ordinances required under the Local Agreement or otherwise needed for development of the Project, and other services reasonably related to development of the Project, subject in each case to limitations, if any, set forth in this Agreement.

     "Disbursement Accounts" shall mean those accounts described in Section
4.19.3 of the Management Agreement.

     "Dominion Account" means the collateral account in favor of Great Lakes established under Section 4.19.2 of the Management Agreement.

     "Dominion Agreement" means the collateral agreement granting Great Lakes a security interest in the Dominion Account and perfecting such interest, which shall be in the form attached as Exhibit C, as the same may be amended from time to time.

     "Economically Feasible" means for purposes of Sections 13.7 and 14.5 hereof, that the Net Revenues from any operations of the Enterprise in question shall on a monthly basis exceed the aggregate debt service payments due and payable during such month on each of the Loans and any other indebtedness to which Great Lakes has subordinated its liens.

     "Enterprise" shall mean the enterprise of the Band created by the Band to engage in Class II and Class III Gaming at the Facility, and which shall include all gaming at the Facility and any other lawful commercial activity allowed in the Facility, including but not limited to the sale of alcohol, tobacco, gifts and souvenirs; provided, however, the Enterprise shall only include any hotel operated by the Band, ancillary non-Gaming activity within the Facility, or other commercial enterprise conducted by the Band which is not generally related to Class II or Class III Gaming if such hotel, non-Gaming activity or other commercial enterprise (a) is financed by, or through the guaranty of, Manager,
(b) is specifically included within the Initial Scope of Work or the Final Scope of Work, or is not a material expansion of the Initial Scope of Work or the Final Scope of Work, or (c) is specified by the Business Board and the Pokagon Council as being included in the Enterprise, in which case depreciation and other expenses relating to such hotel, non-Gaming activity or other commercial enterprise shall be an Operating Expense, all related revenues shall be included in Gross Revenues, and interest on all related financing shall be paid by the Enterprise; and provided further that the Enterprise shall not include a tribal gift/craft business which the Band may elect to operate, rent free, on an area of about 2,400 square feet at the Facility. The design and operation of such gift/craft shop shall be consistent with the theme and quality of the Facility, and the location of such gift/craft shop shall be approved by the Business Board.

     "Enterprise Accounts" shall mean those accounts described in Section 4.19.1 of the Management Agreement.

     "Equipment Lender" shall mean the financial institution described as the lender in the Equipment Loan Agreement.

     "Equipment Loan Agreement" shall mean (a) the bond indentures, loan agreements and/or equipment leases in a principal amount of approximately $26,000,000 to be entered into between the Band and the Equipment Lender to finance acquisition of the Furnishings and Equipment for the Initial Phase, provided that the amount of the Equipment Loan may be increased or decreased so long as the aggregate amount of the Bank Loan Agreement and the Equipment Loan for the Initial Phase shall not exceed $151,000,000; and (b) the subsequent or amended bond indenture, loan agreement and/or equipment lease in an additional approximate amount of $19,000,000, which will finance the acquisition of the Furnishings and Equipment for expansion of the Facility to the Final Scope of Work; provided that the additional amount of the Equipment Loan may be increased or decreased so long as the principal amount of such loan or lease, when added to the Bank Loan for that expansion, shall not exceed $95,000,000.

     "Equipment Loan" means the loan or lease under the Equipment Loan
Agreement.

     "Equipment Note" shall mean the promissory note or bond to be executed by the Band pursuant to the Equipment Loan Agreement.

     "Facility" shall mean the permanent buildings, structures and improvements located on the Gaming Site and all fixtures, Furnishings and Equipment attached to, forming a part of, or necessary for the operation of the Enterprise.

     "Final Scope of Work" means the final gaming facility and associated amenities that the parties intend to complete, unless otherwise agreed by Great Lakes and the Band, no later than the third anniversary of the Commencement Date, which, together with the Initial Phase, shall include not less than 106,000 sq. ft. of gaming space, 100 gaming tables, 3,000 slot machines, a 3,100 car garage and additional surface parking for guests, oversized vehicles and employees as needed, a 200 room hotel, expanded food and beverage facilities, and a 2,500 seat bingo and events center, and which shall contain approximately (excluding the hotel and bingo/events center) at least 350,000 to 370,000 sq. ft. of space. The Final Scope of Work will include and be integrated with the Initial Phase.

     "Firstar" shall mean Firstar Bank N.A., n/k/a U.S. Bank National Association, and its successors in interest.

     "Force Majeure" shall mean acts of God, fire, flood, storm, earthquake, war, civil disorder, governmental acts, regulations, orders or restrictions, accidents not caused by a party's negligence, strikes or labor disturbances.

     "Furnishings and Equipment" shall mean all furniture, furnishings and equipment required for the operation of the Enterprise in accordance with the standards set forth in this Agreement, including, without limitation:

               (i) cashier, money sorting and money counting equipment, surveillance and communication equipment, and security equipment;

               (ii) slot machines, video games of chance, table games, keno equipment and other gaming equipment;

               (iii) office furnishings and equipment;

               (iv) specialized equipment necessary for the operation of any portion of the Enterprise for accessory purposes, including equipment for kitchens, laundries, dry cleaning, cocktail lounges, restaurants, public rooms, commercial and parking spaces, and recreational facilities; and

               (v) hotel equipment (to the extent a hotel is included in the Enterprise);

               (vi) all other furnishings and equipment hereafter located and installed in or about the Facility which are used in the operation of the Enterprise in accordance with the standards set forth in this Agreement.

     "Gaming" shall mean any and all activities defined as Class II and Class III Gaming pursuant to IGRA.

     "Gaming Ordinance" shall have the meaning described in Section 8.4(c).

     "Gaming Regulatory Authority" or "GRA" shall mean the Band body created pursuant to the Band Gaming Ordinance to regulate the Class II and Class III Gaming of the Band in accordance with the Compact, the IGRA and the Gaming Ordinance.

     "Gaming Site" shall mean the parcels of land in New Buffalo, Michigan described on the attached Exhibit D.

     "Gaming Site Acquisition Advances" shall mean funds advanced under the Lakes Development Loan in such amount or amounts as are needed to option or acquire the Gaming Site, provided that the total amount of Gaming Site Acquisition Advances shall not exceed $11,000,000.

     "Governmental Action" means any resolution, ordinance, statute, regulation, order or decision of the Band or any instrumentality or agency of the Band, regardless of how constituted, that has the force of law.

     "Great Lakes" means Great Lakes Gaming of Michigan, LLC, a Minnesota limited liability company (f/k/a Great Lakes of Michigan, LLC).

     "Guaranty" means the Unlimited Guaranty dated as of October 16, 2000 from Lakes Gaming, Inc. and Lakes Gaming and Resorts, LLC to the Band.

     "Guaranty Reserve" shall have the meaning described in Section 9.2.1(a)((ii)(A).

     "Initial Phase" shall mean the first phase of the Facility, which shall include the facilities described in the Initial Scope of Work. The Initial Phase shall be designed and constructed so that it will be an integral part of the Final Scope of Work.

     "Initial Scope of Work" means a facility including not less than 58,000 sq. ft. of gaming space, 60 gaming tables, 2,000 slot machines, a buffet, casual dining outlet, steakhouse, casino cafe, employee dining and a 2,100 space garage and 500 surface parking spaces for guests, parking spaces for oversized vehicles and approximately 500 employee spaces, and which shall contain at least 224,000 sq. ft. of space but shall not include a hotel; provided that if financing beyond $151,000,000 is available to the Band without Great Lakes' guarantee, credit enhancements or interest subsidy on terms acceptable to the Band, the Initial Scope of Work may at the Band's option be increased to include all or an additional portion of the Final Scope of Work.

     "IGRA" shall mean the Indian Gaming Regulatory Act of 1988, P.L. 100-497, 25 U.S.C. Section 2701 et seq. as it may from time to time be amended.

     "Insider" has the meaning defined in 11 U.S.C. Section 101(31), assuming Lakes and Great Lakes were both the debtor in that definition, and shall include persons or entities that become Insiders after the date of this Agreement, whether as the result of a merger, acquisition, restructuring or otherwise.

     "Lakes" shall mean both Lakes Entertainment, Inc., f/k/a Lakes Gaming, Inc., a Minnesota corporation, and Lakes Gaming and Resorts, LLC, a Minnesota limited liability company.

     "Lakes Development Loan" shall mean the loan to the Band to be made by Great Lakes under the Lakes Development Note in a principal amount of up to $46,000,000 (which amount is subject to increase in accordance with Section
9.2.1 hereof), comprised of (a) up to $11,000,000 for Gaming Site Acquisition Advances and (b) the balance for Development Expenditures other than acquisition of the Gaming Site.

     "Lakes Development Note" shall mean the promissory note to be executed by the Band to evidence the Lakes Development Loan, which shall be in the form attached hereto as Exhibit E, together with all amendments, substitutions and renewals thereof.

     "Lakes Event of Default" has the meaning described in Section 12.2.

     "Lakes Facility Loan" shall mean the Loan to be made by Great Lakes to the Band, or facilitated by Great Lakes through guarantees, credit enhancements or interest subsidies, pursuant to Section 9.2.4 of this Agreement. The Lakes Facility Loan shall not include any loan to the extent it is subject to a Lakes Refinancing Guaranty.

     "Lakes Facility Note" shall mean the promissory note to be executed by the Band to evidence the Lakes Facility Loan if such Loan is made directly by Great Lakes, which shall be in the form attached hereto as Exhibit F, together with all amendments, substitutions and renewals thereof.

     "Lakes' Internal Expenses" shall mean Lakes's and Great Lakes' corporate overhead, including without limitation salaries or benefits of any of Lakes's and Great Lakes' officers and employees, whether or not they perform services for the Project or the Enterprise, and any travel or other expenses of Lakes's and Great Lakes' employees.

     "Lakes Refinancing Guaranty" means a guaranty of, or other credit enhancement furnished by, Great Lakes or Lakes, to the extent that the proceeds of the debt so guaranteed or benefited refinances all or a portion of the Lakes Development Loan or any other obligation of the Band to Great Lakes.

     "Lakes Security Agreement" shall mean the security agreement to be executed by the Band in favor of Great Lakes to secure the Lakes Facility Note, the Lakes Development Note and other obligations as described in Section 9.2.1(j), which agreement shall be in the form attached hereto as Exhibit G, as the same may be amended from time to time.

     "Lakes Working Capital Advance Note" shall mean the promissory note to be executed by the Band to evidence Lakes Working Capital Advances, which shall be in the form attached hereto as Exhibit H, together with all amendments, substitutions and renewals thereof.

     "Lakes Working Capital Advances" shall have the meaning defined in the Management Agreement.

     "Legal Requirements" shall mean any and all present and future judicial, administrative, and tribal rulings or decisions, and any and all present and future federal, state, local and tribal laws, ordinances, rules, regulations, permits, licenses and certificates, in any way applicable to the Band, Lakes, the Gaming Site, the Facility, and the Enterprise, including without limitation, the IGRA, the Compact, and the Band Gaming Ordinance.

     "Limited Recourse" shall mean that all Loans and all liabilities of the Band under or related to the Agreements and the other Transaction Documents, the Enterprise or the Gaming Regulatory Authority, and any related awards, judgments or decrees, shall be payable solely out of undistributed or future Net Revenues of the Enterprise and shall be a limited recourse obligation of the Band, with no recourse to tribal assets other than such Net Revenues (except (i), as to the Equipment Loan, a security interest in the Furnishings and Equipment purchased with Equipment Loan proceeds, (ii) as to Great Lakes, a security interest in the Furnishings and Equipment to the extent proceeds of the Lakes Facility Loan or the Lakes Development Loan were used to fund acquisition of Furnishings and Equipment, and as otherwise permitted under Section 9.2.1(j) of this Agreement,
(iii) if the Commencement Date does not occur, Subsequent Gaming Facility Revenues to the extent provided in this Agreement, (iv) mortgages on the Gaming Site and Non-Gaming Lands prior to their transfer into trust, and (v) after the Commencement Date occurs, funds on deposit in the Dominion Account to the extent provided in Section 9.2.1(j) of the

Development Agreement and the Dominion Agreement, or in any other dominion agreement executed by the Band). In no event shall Great Lakes, Lakes or any lender or other claimant have recourse to (a) the physical property of the Facility (other than Furnishings and Equipment subject to the security interest securing the Equipment Loan), (b) Tribal Distributions, (c) assets of the Band purchased with Tribal Distributions, (d) revenues or assets of any other gaming facility owned or operated by the Band, or (e) any other asset of the Band (other than (i) as to Great Lakes, if the Commencement Date does not occur, Subsequent Gaming Facility Revenues to the extent provided in this Agreement,
(ii) as to the Lakes Development Note and the Non-Gaming Acquisition Line of Credit, mortgages on the Gaming Site and Non-Gaming Lands prior to their transfer into trust, (iii) funds on deposit in the Dominion Account to the extent provided in the Agreements, the Dominion Agreement and any other dominion agreement executed by the Band, and (iv) such Net Revenues of the Enterprise).

     "Loans" shall mean the Lakes Development Loan, the Lakes Facility Loan, the Lakes Working Capital Advances, the Minimum Payment Note, the Bank Loan and the Equipment Loan.

     "Local Agreement" means the Local Agreement dated March 13, 2000 among the Band, the City of New Buffalo and the Township of New Buffalo, as it may be supplemented or amended.

     "Management Agreement" shall mean the Second Amended and Restated Management Agreement of near or even date, pursuant to which Great Lakes shall manage the Enterprise.

     "Material Adverse Change" shall mean a material adverse change in Lakes' or Great Lakes' financial condition which materially and substantially impairs Lakes' or Great Lakes' respective ability to perform under the Agreements and the Guaranty.

     "Material Breach" means a failure of either party to perform any material duty or obligation on its part, if such party fails to (i) cure the specified default within thirty (30) days following receipt of the notice provided under
Section 12.3, or (ii) if the default is not capable of being cured within 30 days, commences such cure within 30 days, proceeds diligently to complete the cure, and completes the cure no later than 90 days after receipt of such notice.

     "Memorandum of Understanding" means the Memorandum of Understanding between the Band and the Secretary of the Interior executed on behalf of the Secretary on January 11, 1999.

     "Minimum Payment Note" shall mean the promissory note to be executed by the Band to evidence Minimum Guaranteed Payment Advances, which shall be in the form attached hereto as Exhibit I, together with all amendments, substitutions and renewals thereof..

     "Monthly Payments" shall have the meaning described in Section 8.1(c).

     "National Indian Gaming Commission" or "NIGC" means the commission established pursuant to 25 U.S.C. Section 2704.

     "Net Revenues" shall have the meaning set forth in the Management Agreement, and shall include "Net Revenues (gaming)" and "Net Revenues (other)" as defined in the Management Agreement.

     "NIGC Approval" means the written approval by the NIGC of the Management Agreement.

     "NIGC Disapproval" means a written determination by the NIGC that the Management Agreement should be disapproved under 25 C.F.R. Section 533.6(c), if within 120 days after notification of the NIGC decision Lakes and Great Lakes have not cured the reason for such disapproval.

     "Non-Gaming Land" means any parcels of land in Michigan or Indiana (other than the Gaming Site) which are (a) identified in a writing executed by the Band as suitable for reservation homelands for the Band in accordance with the Memorandum of Understanding, and (b) meet the requirements of United States of America to be accepted in trust for the Band for Gaming or non-Gaming purposes; provided that the Gaming Site and the Non-Gaming Land shall not exceed 4,700 acres in the aggregate.

     "Non-Gaming Land Acquisition Line of Credit" shall mean an internal line of credit in favor of the Band established by Great Lakes in the amount of $15,000,000, pursuant to the Second Amended and Restated Non-Gaming Land Acquisition Line of Credit Agreement in the form attached hereto as Exhibit J, to enable the Band to option or acquire Non-Gaming Lands.

     "151 MM Shortfall" means the difference, if any, between (a) $151,000,000 and (b) the aggregate amount of bank commitments and firm underwriting commitments the Band obtains for the Initial Phase for the Bank Loan and the Equipment Loan, without any guaranty, credit enhancement or interest subsidy from Great Lakes or Lakes for such Loans (other than a Lakes Refinancing Guaranty) and on terms not less favorable to the Band than those set out in Sections 9.2.2, 9.2.3 and 9.2.5 with regard to those Loans.

     "Operating Expense" has the meaning provided in Section 2 of the Management Agreement.

     "Plans and Specifications" shall mean the final Plans and Specifications approved for the Facility as described in Section 4.8.

     "Pokagon Council" shall mean the duly elected governing legislative body of the Band described pursuant to 25 U.S.C. Section 1300j-4(b) or, at the option of the Band, a designed committee or council created pursuant to resolution or ordinance of the Pokagon Council.

     "Preliminary Development Budget" shall have the meaning described in
Section 4.2.

     "Project" shall have the meaning described in Section 4.1.

     "Remaining Loan Availability Amount" shall have the meaning described in
Section 9.2.1(a)((ii)(A).

     "Reserve Amount" shall have the meaning described in Section
9.2.1(a)(ii)(A).

     "Restoration Act" shall mean 25 U.S.C. Sections 1300j et seq.

     "Restricted Territory" shall mean the States of Ohio, Illinois, Indiana and Michigan.

     "Road Service Agreement" shall mean that certain Service, Maintenance and Reconstruction of County Roads Agreement dated October 24, 2001 by and among the Band, Great Lakes, Lakes and the Board of County Road Commissioners of Berrien County, Michigan.

     "Scholarship Program Fee" shall mean the $1,000,000 non-refundable fee paid by Lakes under Section 9.1 of this Agreement.

     "Signing Fee" shall have the meaning described in Section 8.1(b).

     "Specific Performance Restriction" shall mean that no arbitrator or court shall have the power to compel, overturn, negate or in any manner modify any Governmental Action; but such restriction shall not prevent an arbitrator from determining that the taking of any Governmental Action or the failure to take any Governmental Action, which is not caused by a breach of Great Lakes or Lakes' obligations under the Agreements or the Guaranty, constitutes a breach of this Agreement by the Band or the impairment of rights of Great Lakes under this Agreement; and which therefore results in liability on the part of the Band for damages in favor of Great Lakes as provided in this Agreement and enforcement of the obligations of the Band to Great Lakes, including any security agreements and collateral instruments, in accordance with their terms.

     "State" shall refer to the State of Michigan.

     "Subsequent Gaming Facility Revenues" means gaming revenues from a gaming facility (including the Facility) owned or operated by the Band in Michigan, but only to the following extent: (i) all Class III Gaming Net Revenue and (ii) Class II Gaming Net Revenue, to the extent that such Net Revenue exceeds $1,000,000 per annum.

     "Term" shall mean the term of this Agreement as described in Section 7.1.

     "Transaction Documents" shall mean, individually or collectively, as the context may require, this Agreement, the Management Agreement, the Dominion Account Agreement, the Band Mortgages, the Security Agreement, and any other documents, instruments and agreements between Great Lakes and the Band referenced therein, each as heretofore and hereafter amended.

     "Transition Loan" shall have the meaning described in Section 8.3.

     "Transition Loan Note" shall mean the promissory note to be executed by the Band evidencing the Transition Loan, which shall be in the form attached hereto as Exhibit K.

     "Tribal Distributions" shall mean Monthly Distribution Payments, Minimum Guaranteed Monthly Payments and any other payments received by the Band pursuant to or in connection with the Management Agreement.

     "Tribal UCC Code" shall have the meaning assigned to such term in Section 9.2.5(m) hereof.

     Section 1.2. Independent Agreement. The objective of the Band and Great Lakes in entering into and performing this Agreement is to provide a legally enforceable procedure and agreement pursuant to which Great Lakes will pay certain fees to the Band and make certain loans to the Band, and whereby the Band and Great Lakes can proceed as far as possible with development of the Facility prior to the approval of the Management Agreement by the NIGC so that the Facility can be opened to the public as soon as possible after the approval of the Management Agreement by the NIGC; and to set forth the rights and obligations of the parties if approval of the Management Agreement by the NIGC does not occur or on the occurrence or non-occurrence of certain other events. This is intended to be a legally enforceable agreement, independent of the Management Agreement, which shall enter into effect when executed and delivered by the parties and be enforceable between the parties regardless of whether or not this Agreement or the Management Agreement is approved by the Chairman of the NIGC.

                                    ARTICLE 2

                 ACQUISITION OF GAMING SITE AND NON-GAMING LANDS

     Section 2.1. Selection of Gaming Site. The parties have selected the Gaming Site for the Facility.

     Section 2.2. Purchase of Gaming Site; Funding. The Band, through the Band Designee, has purchased the Gaming Site using funds provided by Lakes or Great Lakes under the Lakes Development Loan. All amounts so advanced by Lakes or Great Lakes, together with option or acquisition payments made by Lakes or Great Lakes prior to such purchase, are Development Expenditures and have been advanced under the Lakes Development Note.

          2.2.1. The Band Designee has executed and delivered the Band Designee Guarantee to Great Lakes. The Band Designee has executed and delivered to Great Lakes a Band Designee Mortgage securing that guarantee.

     Section 2.3. [intentionally omitted]

     Section 2.4. Assignment of Other Options. Great Lakes shall at the Band's sole and absolute discretion assign or cause to be assigned to the Band or the Band Designee any or all options (other than the Gaming Site Option) it, or any other nominee, Insider or agent of Lakes or Great Lakes may have on, or other interests in, the following properties: (a) all lands acquired by Lakes, Great Lakes or any agent or Insider of Lakes or Great Lakes relating to the development of the Facility and related amenities, and (b) any other land located within the 20-mile radius described in Section 10.6 below, unless the Band consents in writing to their retention of specified options or interests for specified purposes. Any such consent given by the Band shall be irrevocable as to the specified property and purposes. Any such assignments shall be without warranty or other recourse. Option payments or acquisition payments made by Lakes or Great Lakes or Lakes' or Great Lakes' other nominees or agents prior to such assignment shall be advances under the Non-Gaming Land Acquisition Line of Credit and repayable in accordance with its terms.

     Section 2.5. Selection of Non-Gaming Lands. As soon as reasonably possible after the date of this Agreement, the Pokagon Council shall select the Non-Gaming Lands. The Band shall have sole discretion over the selection and terms of acquisition of the Non-Gaming Lands.

     Section 2.6. Closing on Non-Gaming Lands; Funding. The Band or the Band Designee shall thereafter proceed to purchase the Non-Gaming Lands. Such purchase shall occur on or immediately following NIGC Approval; as may be required to avoid expiration of options or deadlines set in purchase agreements, as they may be extended with the consent of the owners of the proposed Non-Gaming Lands; or as otherwise agreed by the parties. Great Lakes shall advance funds in such amount or amounts as shall be needed to option and/or acquire the Non-Gaming Lands, including without limitation all related fees and transfer taxes, provided that the total amount Great Lakes shall be required to advance shall not exceed $15,000,000. All amounts so advanced by Great Lakes shall be advanced under the Non-Gaming Land Acquisition Line of Credit, which shall be Limited Recourse, shall bear interest at the Band Interest Rate, and shall be repayable in 60 equal monthly installments of principal and interest commencing on the 15th day of the month after the month in which the Commencement Date occurs.

          2.6.1. Funding where Non-Gaming Land Acquired by Band Designee. If the Band opts to have the Band Designee enter into options or purchase agreements for Non-Gaming Lands, or acquire any of the Non-Gaming Lands, the cost of obtaining such options and agreements, and of closing under such options and agreements, including all related fees, commissions and expenses, shall be advanced by Great Lakes to the Band under the Non-Gaming Land Acquisition Line of Credit, through a designee other than Great Lakes, which designee shall be the nominee of and agent for Great Lakes. The Band shall in turn advance or contribute such amounts to or for the benefit of the Band Designee. The Band Designee shall execute and deliver to Great Lakes the Band Designee Guarantee. The Band Designee shall also execute and deliver to Great Lakes' nominee a Band Designee Mortgage securing that guarantee, or an amendment to such mortgage, upon each closing on the Band Designee's acquisition of any such real property. Great Lakes's Designee shall act solely as agent and nominee for Great Lakes in advancing funds under the Non-Gaming Land Acquisition Line of Credit and holding the Band Designee Mortgage, and shall not have any independent capacity; shall be subject to all claims and defenses of the Band and the Band Designee against Great Lakes and Lakes, to the same extent as if the property in question had been acquired by the Band and mortgaged by the Band to Great Lakes or Lakes; and shall be subject to the arbitration, limited waiver of immunity, Limited Recourse and other provisions of Article 14 of the Development Agreement. Great Lakes' designee shall only be entitled to enforce the Band Designee Mortgage against the

Band Designee to the extent that, and in the same manner as, Great Lakes would be entitled to enforce a Band Mortgage against the Band. Any Great Lakes' designee shall execute and deliver to the Band an agency agreement reasonably acceptable to the Band and Great Lakes.

     Section 2.7. Mortgages Prior to Transfer into Trust. Prior to transfer of the Gaming Site or Non-Gaming Lands into trust, amounts advanced under the Lakes Development Note and under the Non-Gaming Land Acquisition Line of Credit shall be secured by a Band Mortgage or Band Designee Mortgage on all such properties. Lakes and Great Lakes shall release such mortgages upon transfer of the respective lands subject to such mortgages into trust, or as otherwise provided in this Agreement.

                                    ARTICLE 3
                               CONSTRUCTION PHASES

     Section 3.1. Initial Phase. The Facility shall be constructed in two phases, the Initial Phase and the Final Scope of Work. Great Lakes and the Band agree to proceed with the Design Phase and the Construction Phase of the Initial Phase in accordance with Articles 4 and 5, and to equip the Initial Phase of the Facility in accordance with Article 6. The intent of the parties is to take all steps necessary in accordance with Articles 4 and 5 to permit the Band to commence construction of the Initial Phase immediately upon the taking into trust of the Gaming Site and receipt of NIGC Approval, and to complete construction of the Initial Phase, equip the Initial Phase of the Facility and commence Gaming as soon as reasonably practicable thereafter.

     Section 3.2. Final Scope of Work. No later than six months after the Commencement Date, Great Lakes shall submit to the Band a proposed Preliminary Development Budget, plans and specifications for the Final Scope of Work. Upon approval of such budget, plans and specifications, Great Lakes and the Band shall proceed in accordance with Articles 4, 5 and 6 to design, construct and equip the Facility in accordance with the Final Scope of Work in a timely manner so as to permit opening of the Facility expansion no later than two years after the Commencement Date.

     Section 3.3. Modification of Final Scope of Work. Notwithstanding any provision of this Article, the Final Scope of Work may be reduced as follows:
The Band and Great Lakes may at any time notify the other party that it believes that unanticipated material adverse changes in local gaming market conditions (not including changed economic conditions, whether locally or in the economy generally) make construction of the Facility to the Final Scope of Work not economically feasible. In that event both parties shall negotiate in good faith to determine what adjustments, if any, in the Final Scope of Work are appropriate in light of the changed local gaming market conditions; provided that such adjustments shall not result in a Facility smaller than the Initial Phase. The Band and Great Lakes shall mutually agree upon the final budget, plans and specifications for the Final Scope of Work.

     Section 3.4. Bank Loans and Equipment Loans. Any references in Articles 4, 5 and 6 to the Bank Loan, the Equipment Loan or the Bank Closing shall refer to such loans or closings as they pertain to the financing of the Initial Phase or the expansion to the Final Scope of Work, as appropriate.

                                    ARTICLE 4
                                  DESIGN PHASE

     Section 4.1. Employment of Architect. Great Lakes shall recommend to the Band a minimum of three duly licensed architects, who shall be familiar with the design of gaming facilities, for interview by the Pokagon Council, and the Band shall select an architect from the group or, if none of the first group is found acceptable to the Band, groups recommended by Great Lakes. The Band shall employ such architect (the "Architect") for the purpose of performing certain services in connection with the design and construction of the Facility, including site development. The Band's agreement with the Architect shall be in the form of a contract (the "Design Agreement") approved by Great Lakes and the Pokagon Council. The scope of the project contemplated by this Agreement (the "Project") shall be stated and established in the Design Agreement and shall be subject to the mutual approval of the parties, but shall incorporate at a minimum the Initial Phase and the Final Scope of Work (subject to the provisions of Section 3.3). The scope of design shall not include, but the design shall facilitate, the possibility of the Band later designing and constructing phased expansions of the hotel, theme retail space, golf course and other amenities. The Design Agreement shall also provide for and establish appropriate design packages ("Design Packages"), each pertaining to a discrete portion or phase of the Project. The Design Agreement shall allow Great Lakes the right and responsibility to supervise, direct, control and administer the duties, activities and functions of the Architect and to efficiently carry out its covenants and obligations under this Agreement; but the Design Agreement shall provide that the Architect will consult closely with the Band and the Band's advisers, and that all design elements shall be subject to review and approval by the Band.

     Section 4.2. Design and Construction Budgets. Great Lakes, with the assistance and input of the Architect and subject to the approval of the Pokagon Council, shall establish a preliminary Development Budget (the "Preliminary Development Budget") for designing, constructing, furnishing and equipping the Facility and related costs and Development Expenditures. The Preliminary Development Budget, as approved by the Pokagon Council and as it may be amended with the approval of the Pokagon Council, is referred to as the "Approved Development Budget." The Approved Development Budget shall reflect the Initial Phase and, as to the expansion to include the Final Scope of Work, the Final Scope of Work (subject to revision as provided in Section 3.3), as well as any other planned phasing. Great Lakes may, after notice to and approval by the Pokagon Council, revise the aggregate Approved Development Budget from time to time as necessary or appropriate to reflect any unpredicted changes, variables or events or to include additional and unanticipated Project costs. Great Lakes may, at is sole discretion after notice to and approval by the Business Board, reallocate part or all of the amount budgeted with respect to any line item to another line item and to make such other modifications to the Approved Development Budget as Great Lakes deems necessary or appropriate, provided that:
(i) the cumulative modifications of the Approved Development Budget for all Design Packages shall not, without Great Lakes's prior approval and the Pokagon Council's prior approval, exceed the aggregate Approved Development Budget, and
(ii) any modifications shall not otherwise conflict with the terms of this Agreement. Approved

Development Budget adjustments which otherwise vary from the terms of the Agreement, shall, in addition to requiring Great Lakes's approval, require the approval of the Pokagon Council. The Band acknowledges that the Approved Development Budget is intended only to be a reasonable estimate of Project costs, subject, however, to the provisions of Section 5.8 with regard to cost overruns.

     Section 4.3. Gaming Regulatory Authority Expenses. The Approved Development Budget shall include such amounts as the Band determines, after consultation with Great Lakes, are reasonable and necessary to assure that the GRA is able to fulfill its regulatory role in a manner that does not slow the opening of the Facility; provided that the cost of final preparation and approval of the Gaming Ordinance shall not exceed $20,000.

     Section 4.4. [intentionally omitted].

     Section 4.5. Concept Design and Engineering. Great Lakes, after consultation with the Business Board and the Architect, shall prepare for the review and approval of the Pokagon Council, a statement of requirements for the Facility, if any, including, but not limited to, planned phasing, if any, a program of preliminary objectives, schedule requirements, design criteria, including assumptions regarding HVAC demands, space requirements and relationships, special equipment and site requirements.

     Section 4.6. Preliminary Program Evaluation. Great Lakes shall prepare for review by the Business Board and approval of the Pokagon Council, a preliminary evaluation of the proposed Project including, but not limited to, planned phasing, if any, schedule, Development Budget requirements, and alternative approaches to Project design and construction. Based upon the agreed-upon schedule, Development Budget requirements and design, the Architect shall prepare schematic design documents consisting of drawings and other documents illustrating the scale and relationship of the Facility and any other Enterprise components, as well as a preliminary estimate of Enterprise costs based upon the proposed area, size and scope of the Enterprise.

     Section 4.7. Design Development. After review by the Business Board and upon final approval of the schematic design documents by the Pokagon Council and Great Lakes, the Architect shall prepare design development documents consisting of drawings and other documents to fix and describe the size and character of the Project as to architectural, structural, mechanical and electrical systems, materials and such other elements and/or Design Packages as may be appropriate. Further, the Architect shall advise Great Lakes with respect to, and update, any Development Budget estimates. Great Lakes shall submit to the Pokagon Council, for its review and approval, finalized versions of the design development documents prepared by the Architect and agreed to by Great Lakes.

     Section 4.8. Plans and Specifications. Based upon the approved design development documents and any further adjustments in the scope and quality of the Project or in the Development Budget, the Architect shall prepare for approval by Great Lakes and the Business Board construction documents consisting of preliminary drawings and specifications setting forth the general requirements for construction of the Project. The Architect shall proceed with completion of detailed plans and specifications (the "Plans and Specifications") as they relate to construction of portions of the Facility in the order such portions are to be completed or in the order required for sequential completion, and shall proceed with completion of all Plans and Specifications as soon as reasonably possible given construction scheduling and the intended progress of Project work. The Architect shall advise the Business Board of any adjustments to previous Development Budget estimates. The Plans and Specifications of the Initial Phase shall be designed to accommodate the addition of further amenities, including without limitation a hotel, expansion of the parking garage, and a bingo/multi-purpose entertainment hall.

     As portions of the detailed Plans and Specifications are completed for segments of the Project, the Architect shall be required to submit duplicate copies of those portions of the Plans and Specifications to Great Lakes and to the Business Board (for approval prior to release of such documents to prospective bidders for bidding and prior to commencement of construction of such portions) and to the Pokagon Council (for information).

     Section 4.9. Compliance with Construction Standards, Environmental Laws and Regulations. The Facility shall be designed and constructed so as to adequately protect the environment and the public health and safety and to comply with all requirements of IGRA and the NIGC. The design, construction and maintenance of the Facility shall, except to the extent a particular requirement or requirements may be waived in writing by the Pokagon Council, meet or exceed all reasonable minimum standards pertaining to the Band and national, State and local building codes, fire codes and safety and traffic requirements (but excluding planning, zoning and land use laws, ordinances, regulations and requirements), which would be imposed on the Enterprise by existing State or Federal statutes or regulations which would be applicable if the Facility were located outside of the jurisdictional boundaries of the Band, even though those requirements may not apply within the Band's jurisdictional boundaries. To the extent that the Band has adopted or may in the future adopt more stringent requirements, those requirements shall govern. Nothing in this subsection shall grant to the State or any political subdivision thereof any jurisdiction (including but not limited to, jurisdiction regarding zoning or Gaming Site use) over the Facility or Enterprise or its development, management and operation.

     Section 4.10. Advance of Funds for Design Work, Long Lead Time Items and Preliminary Site Work. Notwithstanding any lack of approval of the Management Agreement or this Agreement by the NIGC, Great Lakes shall advance such funds under the Lakes Development Loan as are reasonably necessary to proceed prior to Bank Closing with site and facility planning, architectural renderings and plans, including payments to the Architect pursuant to the Design Agreement, engineering and environmental services, Development Soft Costs, working drawings and construction contract bidding documents. Great Lakes has also advanced under the Lakes Development Loan, notwithstanding lack of such approvals, such funds (in the approximate amount of $4,500,000) as were reasonably necessary to order long-lead-time items and to permit the Band to begin preliminary site work. All amounts so advanced by Great Lakes prior to NIGC Approval and Bank Closing shall be a part of the development cost of the Enterprise and shall be advanced under the Lakes Development Note as part of the Lakes Development Loan.

                                    ARTICLE 5

                               CONSTRUCTION PHASE

     Section 5.1. Selection of Contractor or Construction Manager. Great Lakes shall, in consultation with the Architect and the Business Board, initiate a pre-bid selection process in order to pre-qualify prospective general contractors and/or construction management in connection with the construction of the Facility. Great Lakes shall submit the list of pre-qualified general contractors and/or construction managers to the Pokagon Council, together with Great Lakes's recommendations, for the Pokagon Council's review, comment and approval. Special consideration shall be given in the selection of contractors and/or construction managers to companies with a proven history of effective employment of Native American and local subcontractors.

     Section 5.2. Vendor Preferences. In entering contracts for the supply of goods and services for the Enterprise, including the selection of contractors and/or construction managers, subcontractors and suppliers, Great Lakes shall comply with the Band's Member Preference Program adopted on August 1, 2001, as it may be amended, the provisions of Section 4 of the Local Agreement, and the Labor Management Cooperation Agreement between Christman Kraus-Anderson, a joint venture, and the Michigan State Building and Construction Trades Council and the Southwest Michigan State Building and Construction Trades Council and Michigan Regional Council of Carpenters dated May 14, 2002, as amended. Great Lakes shall provide written notice to the Band in advance of all such contracting, subcontracting and construction opportunities. The Band reserves the right to require use of union labor on some or all contracts, subject to review with Great Lakes of any related budgetary impact.

     Section 5.3. Proposal Review. Subsequent to the pre-qualification of prospective contractors and/or construction managers, Great Lakes shall conduct a review of responsive proposals for the construction of the Project, and Great Lakes shall recommend to the Band a well-qualified construction manager, contractor and/or contractors. The recommended contractor, contractors and/or construction manager shall be subject to the approval of the Pokagon Council, shall be properly licensed in the State of Michigan, and shall be capable of furnishing a payment and performance bond satisfactory to the Business Board to cover the construction for which the contractor, contractors and/or construction manager may be retained.

     Section 5.4. Contracts. The Band shall enter into a construction management agreement and/or construction contract or contracts (the "Construction Documents") with the parties selected and approved in the form negotiated by Great Lakes and approved by the Business Board for each Construction Document. The Construction Documents shall provide that work shall begin only after NIGC Approval, and the Construction Documents may provide that they shall be canceled by either party if NIGC Approval has not occurred by a specified fixed calendar date. The selected contractor, construction manager and/or other contracting parties shall be compensated solely from the proceeds of the Lakes Development Loan and the Bank Loan and/or the Lakes Facility Loan, if applicable, subject to, and in accordance with the terms, conditions and provisions of the Construction Documents and the respective Loan Agreements.

     Section 5.5. Construction Document Provisions. The Construction Documents shall (i) require the successful construction manager or general contractor and all contractors to be responsible for providing all materials, equipment and labor necessary to construct and equip the Project as necessary including site development; (ii) shall include appropriate provisions assuring non-payment of Michigan sales and use tax for goods and materials in the Project (to the extent said exemption is available for the Project); and (iii) require said construction manager or general contractor and all contractors to construct the Project in accordance with the Plans and Specifications, including any changes or modifications thereto approved by the Business Board. The Band agrees to indemnify Great Lakes against loss or liability caused by any written direction by the Pokagon Council not to collect or remit Michigan sales tax. The Construction Documents will provide for insurance conforming to the applicable insurance requirements of the Management Agreement, appropriate lien waivers, and for construction schedules by which milestones, progress payments and late penalties, if any, may be calculated.

     Section 5.6. Construction Administration. The Construction Documents shall provide that Great Lakes shall be responsible for all construction administration during the construction phase of the Project. Great Lakes shall act as the Band's designated representative and shall have full power and complete authority to act on behalf of the Band in connection with the Construction Documents. To the extent allowed by the Design Agreement and the Construction Documents, Great Lakes shall have control and charge of any persons performing work on the Project site, and shall interpret and decide on matters concerning the performance of any requirements of the Construction Documents. Great Lakes shall have the authority to reject work which does not conform to the Construction Documents. Great Lakes may conduct inspections to determine the date or dates of substantial completion and the Completion Date. Great Lakes shall observe and evaluate or authorize the observation and evaluation of Project work performed, review or authorize review of applications for payment for submission to the Band and review or authorize review and certification of the amounts due the contractors and/or construction managers.

     Section 5.7. Construction Commencement and Completion. The Construction Documents shall contain such provisions for the protection of the Band and Great Lakes as the Band and Great Lakes shall deem appropriate; shall provide that the construction of the Initial Phase of the Project shall commence on NIGC Approval, following and subject to the granting of all approvals necessary to commence construction; and shall also provide that any contractor shall exert its best efforts to complete construction within such time as the Band and Great Lakes agree following the commencement of construction. If the Band decides to proceed with an expansion to the Final Scope of Work, Great Lakes and the Band shall proceed in good faith with construction of a permanent Facility in accordance with the Final Scope of Work, as modified under Section 3.3, with such construction to be completed no later than two years after the Commencement Date unless otherwise agreed by the Band, but subject to any delay caused by the Band's approval process. All contractors shall, at a minimum, warrant their respective portions of the work to be performed to be free of defects for at least one year after the Completion Date of the Initial Phase and Final Scope of Work, respectively.

     Section 5.8. Determination of Approved Construction Costs; Cost Overruns. Promptly upon the Band's execution of the Construction Documents, the Architect shall submit a final estimate of Construction Costs, which estimate shall be subject to the reasonable approval of Great Lakes and the Pokagon Council. This estimate of Construction Costs, as so approved, is referred to as "Approved Construction Costs." Great Lakes shall pay, without repayment from the Enterprise or recourse to the Band, Construction Costs of the Initial Phase to the extent they exceed the lesser of (a) such Approved Construction Costs of the Initial Phase (including the approved contingency reserve), as such costs may change because of change orders approved by the Band and Great Lakes or amendments to the Approved Development Budget approved by the Band and Great Lakes, or (b) $197,000,000, or such other amount as the Pokagon Council and Great Lakes may agree; in each case except insofar as such overruns are caused by Force Majeure or by acts or omissions of the Band. Construction Costs do not include amounts advanced under the Non-Gaming Acquisition Line of Credit or the Transition Loan, and Great Lakes' liability for cost overruns under this subsection shall be computed without regard to any amounts advanced by Lakes or Great Lakes under such line of credit or loan.

                                    ARTICLE 6
                            FURNISHINGS AND EQUIPMENT

     Section 6.1. Selection of Furnishings and Equipment. Great Lakes shall submit to the Business Board, for its review and approval, the specifications for Furnishings and Equipment. Thereafter, Great Lakes shall select and procure vendors for purchase by the Band of Furnishings and Equipment required to operate the Enterprise in conformity with such specifications. The cost of Furnishings and Equipment shall be financed through the Equipment Loan. Alternatively, in the sole discretion of the Band, Great Lakes may arrange for the procurement of Furnishings and Equipment on lease terms consistent with the terms provided below as to the Equipment Loan, with such changes as may be approved by the Business Board. Any commitments for the procurement of Furnishings and Equipment shall, however, become binding on the Band only upon later of (a) NIGC Approval or (b) the receipt by Band of a commitment for the Equipment Loan consistent with the terms of this Agreement (or on such modified terms as shall be agreed to by the Band).

                                    ARTICLE 7
                                      TERM

     Section 7.1. Term. This Agreement shall enter into and remain in full force and effect from the date of execution hereof until, unless earlier terminated in accordance with its terms, the later of:

               (a) seven (7) years from the Commencement Date, provided that if the Term of the Management Agreement is reduced to five (5) years pursuant to Section 3.2 of the Management Agreement, the term of this Agreement shall be five (5) years plus the period of development and construction, or such earlier date as the Management Agreement shall have been terminated in accordance with its terms; or

               (b) the date on which all obligations owed to Great Lakes by the Band pursuant to this Agreement and any related notes have been satisfied in full or otherwise discharged.

                                    ARTICLE 8
 PAYMENTS AND COMMITMENTS BY GREAT LAKES BEFORE APPROVAL OF MANAGEMENT AGREEMENT

     Section 8.1. Fees Payable By Great Lakes to the Band. Great Lakes will pay the following fees and advances to the Band:

               (a) Initial Fee. Lakes has paid the Band a non-refundable fee of $150,000 on execution of Term Sheet, the receipt of which is hereby acknowledged by the Band. Such payment shall be for the account of Great Lakes.

               (b) Signing Fee. Lakes has paid the Band a non-refundable signing fee of $1,000,000 (the "Signing Fee"). The Band acknowledges receipt of the Signing Fee, which shall be for the account of Great Lakes. Use and disbursement of Signing Fee monies shall be at the sole discretion of the Band, and Great Lakes shall have no responsibility for such funds after receipt thereof by the Band.

               (c) Monthly Payments. Great Lakes advanced $125,000 to the Band (the "Monthly Payments") on or about August 31, 1999, and shall thereafter advance on the 15th day of each month, beginning on September 15, 1999, and continuing until the date on which one of the following, whichever is earlier, has occurred:

               (i) the Commencement Date; or

               (ii) this Agreement and the Management Agreement have been terminated in accordance with their terms, and all related payments have been made; or

               (iii) August 26, 2007.

     Use and disbursement of the Monthly Payments, once received by the Band, shall be at the sole discretion of the Band, and Great Lakes shall have no responsibility for such funds after receipt thereof by the Band. All Monthly Payments shall constitute advances under the Transition Loan pursuant to Section
8.3 of this Agreement and shall be repayable as provided in that section.

     Section 8.2. Deposit into the Account. Upon execution of the Development Agreement Lakes deposited $20,900,000 into the Account, subject to the Security Agreement and the Control Agreement. Such deposit shall be for the account of Great Lakes. Great Lakes shall also deposit such further sums from time to time as shall be necessary to maintain a minimum balance in the Account of at least $2,000,000 at all times prior to the Commencement

Date; provided that Great Lakes shall not be required to make aggregate deposits that exceed the total amount of fees, loans and other payments to be made by it to or for the account of the Band under this Agreement. The Account shall:

               (a) serve as collateral for liquidated or other damages payable to the Band as provided in the Agreements; and

               (b) serve as a funding mechanism as provided in the Control Agreement, at Great Lakes' option, for Great Lakes's obligation to make payments to the Band (other than the Scholarship Program Fee) and to make advances under the Lakes Development Loan and the Lakes Facility Loan.

     Great Lakes agrees to execute and deliver the Security Agreement, the Control Agreement, and such financing statements and other instruments as the Band requests to perfect this security interest. Nothing in this section shall limit Great Lakes's obligations to make payments as required under this Agreement or limit the Band's remedies in the event of Great Lakes's default. Funds in the Account shall be invested in such manner as Great Lakes reasonably deems prudent, provided that the investment vehicles are liquid and do not include equities, swaps, derivatives, commodities, or speculative instruments. Great Lakes shall inform the Band of the nature and terms of the financial instruments in which the escrowed funds are invested. Income from the Account shall be payable to Great Lakes prior to a Lakes Event of Default. After a Lakes Event of Default, income shall be payable to the Band to the extent needed to fund damages payable to the Band. Firstar shall be entitled to reasonable compensation acceptable to the Band and Great Lakes and to reimbursement of expenses, all of which shall be payable from the Account prior to a Lakes Event of Default and, after such an Event of Default, by Great Lakes. Payments into the Account shall not be deemed advances to the Band for purposes of accrual of interest, and interest shall only accrue as to funds advanced by Great Lakes through the Account upon disbursement from the Account.

     Section 8.3. Transition Loan. Great Lakes shall make a loan to the Band for the purposes and as set forth in clause (c) of Section 8.1, upon the terms set forth in the form of Transition Loan Note (the "Transition Loan"). Each advance of funds to the Band by Great Lakes as part of the Transition Loan shall be evidenced by the Transition Loan Note, duly authorized and executed by the Band. All amounts advanced under the Transition Loan shall be repayable to Great Lakes as Limited Recourse obligations of the Band; shall not accrue interest for the first two years after execution of the Management Agreement; shall, after the expiration of that two year period, bear interest at the Band Interest Rate, as defined below; and shall be payable monthly in arrears, beginning on the 15th day of the month after the Commencement Date, in 60 equal monthly payments of principal and interest. If the Bank Closing does not occur, interest shall accrue on amounts advanced under the Transition Loan at Wall Street Journal prime plus 1%, not to exceed 10%.

     Section 8.4. Advances on Lakes Development Loan. Great Lakes will provide the following funds to the Band prior to NIGC Approval and the Bank Closing as advances on the Lakes Development Loan, to be repaid with interest in accordance with the terms provided in Section 9.2.1:

               (a) Gaming Site Acquisition Funds. Lakes or Great Lakes have advanced funds to permit the Band to acquire the Gaming Site, pursuant to Section 2.2.

               (b) Site Planning, Design Development and other Preliminary Expenditures. Great Lakes shall advance funds reasonably necessary for the work described in Articles 3, 4 and 5 of this Agreement to be performed prior to NIGC Approval and the Bank Closing, pursuant to those Articles.

               (c) Advances to the Band for Gaming Ordinance. In order to enable the Band to fulfill its covenant set forth in Section 11.2(a) below to timely adopt a Gaming Ordinance and regulations (the "Gaming Ordinance"), Great Lakes shall advance to the Band prior to NIGC Approval the reasonable cost of preparation and approval of the Gaming Ordinance, not to exceed $20,000.

               (d) Advances to the Band for Development Soft Costs. Great Lakes shall advance funds reasonably necessary for Development Soft Costs. Such advances shall be in accordance with a budget to be prepared by the Band and submitted to Great Lakes for its reasonable approval, as such budget may be modified from time to time. Great Lakes and the Band shall consult periodically with regard to Development Soft Costs.

     Section 8.5. Non-Gaming Land Acquisition Line of Credit. Great Lakes will provide advances to the Band under the Non-Gaming Land Acquisition Line of Credit but prior to the Commencement Date as provided in Sections 2.6 and 2.6.1, upon the terms set forth in the form of Non-Gaming Land Acquisition Line of Credit attached hereto as Exhibit J (the "Non-Gaming Land Acquisition Line of Credit"). Each advance of funds to the Band by Great Lakes as part of the Non-Gaming Land Acquisition Line of Credit shall be evidenced by such Line of Credit, duly authorized and executed by the Band and setting forth the applicable terms of this Agreement. All such advances shall be repaid with interest on the same terms as provided in Article 9 with regard to the Lakes Development Loan, except that funds advanced under the Non-Gaming Land Acquisition Line of Credit shall at Great Lakes' request, prior to transfer of land into trust, be guaranteed by the Band Designee and secured by mortgages in favor of Great Lakes on any Non-Gaming Lands acquired by the Band or the Band Designee. The Non-Gaming Land Acquisition Line of Credit shall otherwise be Limited Recourse. All land and options acquired through the Non-Gaming Land Acquisition Line of Credit shall be acquired in the name of the Band or the Band Designee.

                                    ARTICLE 9
 PAYMENTS AND COMMITMENTS BY GREAT LAKES AFTER APPROVAL OF MANAGEMENT AGREEMENT

     Section 9.1. Scholarship Program Fee. Upon NIGC Approval and transfer of the Gaming Site into trust eligible for Gaming purposes, Great Lakes will pay the Band a non-refundable fee of $1,000,000 (the "Scholarship Program Fee") into an account established and controlled by the Band. The ultimate use and disbursement of these funds shall be at the sole discretion of the Band, and Great Lakes shall have no responsibility for such funds after payment to the Band.

     Section 9.2. Development and Equipment Loans. Great Lakes shall make available to the Band the Lakes Development Loan and, upon NIGC Approval and transfer of the Gaming Site into trust for the Band, shall assist the Band in obtaining the Bank Loan and the Equipment Loan; and, to the extent required under Section 9.2.4, shall provide the Lakes Facility Loan. Such Loans shall be in an aggregate amount sufficient to, and shall be used to, pay for all Development Expenditures for both the Initial Phase and the Final Scope of Work, provided that (a) the aggregate amount of Development Expenditures for the Initial Phase shall not exceed $197,000,000, (b) the aggregate amount of additional Development Expenditures for the Final Scope of Work shall not exceed an additional $95,000,000, and (c) the Bank Loan and Equipment Loan to fund the Final Scope of Work need not be obtained at the same time as such Loans are obtained for the Initial Phase. The Loans shall be in the following amounts and on the following terms, unless otherwise agreed by the Band:

          9.2.1. Lakes Development Loan.

               (a) Amount: $46,000,000 for the Initial Phase, comprised of (i) up to $11,000,000 for Gaming Site Acquisition Advances and (ii) the balance for Development Expenditures other than acquisition of the Gaming Site. Great Lakes shall not be required to provide additional funding or credit enhancements for the Initial Phase except as provided under Sections 5.8 and 9.2.4, and shall not be required to provide any funding for the Final Scope of Work.

               (i) All amounts paid by Great Lakes or Lakes under or in relation to any guarantees or credit enhancements provided by Great Lakes or Lakes at the request of the Band with respect to any Construction Documents ("Construction Guaranty Payments"), shall be deemed advances under the Lakes Development Loan and to the extent required the maximum cap of the Lakes Development Loan shall be increased by such amounts paid; provided that Great Lakes and Lakes agree that they shall not make any Construction Guarantee Payments unless (A) the obligee or beneficiary thereunder has demanded such payment, (B) Great Lakes or Lakes has provided the Band with written notice of such demand, and (C) the Band has not paid the amount demanded within thirty (30) days after the Band's receipt of such notice.

               (ii) Great Lakes shall prior to the Commencement Date, at the request of the Band, provide guarantees, credit enhancements or interest subsidies for any Construction Documents and/or with respect to any Loans and, as to Loans, post cash collateral therefor, subject to the following terms (in addition to any other applicable terms set forth in this Agreement):

                    (A) Reserves ("Guaranty Reserves") shall, unless waived in writing by the Band and Great Lakes, be established under the Lakes Development Loan at the time that Great Lakes or Lakes provides such guarantees, credit enhancements or interest subsidies, which reserves shall be in an amount (the "Reserve Amount") equal to the lesser of (x) the principal amounts of the commitments under any Construction Documents or Loans, as applicable, for which Great Lakes or Lakes provided such guaranties, credit enhancements or interest subsidies, or (y) any contractual limitation or cap on Lakes or Great Lakes' liability under such guaranties or other credit enhancements, or the present value of any such interest subsidy as of the closing on the Bank Loan or the Equipment Loan, as applicable; PROVIDED HOWEVER, that (I) the amount of any Guaranty Reserve shall be reduced by the amount of cash collateral posted by Lakes or Great Lakes to secure any guaranty, credit enhancement or interest subsidy, the amount advanced by Lakes or Great Lakes for such cash collateral being an advance under the Lakes Development Loan, (II) the amount of any Guaranty Reserve and the amount of any Reserve Amount shall be reduced to the extent that the liability of Lakes or Great Lakes under the guaranty, credit enhancement or interest subsidy for which the Guaranty Reserve is established decreases and is not, under the terms of the guaranteed or benefited obligation, subject to increase, and shall be terminated when such guaranty, credit enhancement or interest subsidy is released or terminated; and (III) except with the prior written consent of Great Lakes or Lakes, as applicable, or as otherwise provided under Section 9.2.4, neither the amount of the guaranty, credit enhancement or interest subsidy nor the related Guaranty Reserve shall exceed the then Remaining Loan Availability Amount. The term "Remaining Loan Availability Amount" shall mean as of any date in question, the amount equal to $46,000,000, less all then outstanding advances on the Lakes Development Loan, and less the aggregate Reserve Amount as of such date for all previously granted guaranties, credit enhancements or interest subsidies (regardless of whether a Guaranty Reserve was in fact established therefor); and

                    (B) Except with the prior consent of Great Lakes, at no time shall Lakes or Great Lakes be obligated to make advances under the Lakes Development Loan to the extent that the same would cause the sum of outstanding advances under the Lakes Development Loan plus the outstanding Reserve Amount as of the date of such advance for all guaranties, credit enhancements or interest subsidies previously granted by Lakes and Great Lakes (regardless of whether a Guaranty Reserve was in fact established therefor) to exceed $46,000,000 unless such advance will have the effect of reducing dollar for dollar the outstanding obligation of Lakes or Great Lakes under any applicable guaranty, credit enhancement or interest subsidy.

                    (C) Great Lakes, Lakes and the Band agree that no Guaranty Reserves have been established as of the date hereof and that no guaranty, credit enhancement or interest subsidy of Lakes or Great Lakes is currently outstanding (other than under the Road Service Agreement, which the parties intend to terminate and shall not require any Guaranty Reserve).

                    (D) Any funds advanced by Lakes or Great Lakes under the Lakes Development Loan or the Lakes Facility Loan to provide cash collateral for a guarantee, credit enhancement or interest subsidy of Lakes or Great Lakes shall, if released on or prior to the Commencement Date, be used to pay Development Expenditures and, if released after the Commencement Date, shall be used at the Band's option to pay Development Expenditures or to repay Loans.

               (b) Term: Seven (7) year term, plus the period of development and construction; provided that if the Term of the Management Agreement is reduced to five (5) years pursuant to Section 3.2 of the Management Agreement, the term of the Lakes Development Loan shall be five (5) years plus the period of development and construction.

               (c) Interest and amortization.

               (i) Interest at the Band Interest Rate shall accrue from date of advance until the Commencement Date; thereafter the Lakes Development Loan shall be payable as follows: monthly in arrears, beginning on the 15th day of the month after the month in which the Commencement Date occurs, in equal monthly payments of principal and interest for (a), if the term of the Lakes Development Loan is seven (7) years, the successive 84 months of the term; or (b) if the term of the Lakes Development Loan is five (5) years, in the successive 60 months of the term.

               (ii) If the Bank Closing does not occur, interest shall accrue on amounts advanced under the Lakes Development Loan at Wall Street Journal prime plus 1%, not to exceed 10%.

               (d) Repayment of the Lakes Development Loan shall be subordinated to the Bank Loan, the Equipment Loan, as well as to any other third-party loans or equipment leases necessary for the construction and equipping of the Facility as contemplated by Articles Three and Four of this Agreement. Great Lakes agrees to execute and deliver subordination agreements evidencing such subordination in form reasonably acceptable to the Bank Lender, the Equipment Lender, or such other third-party lender or equipment lessor.

               (e) The Band shall be entitled to draw on the Lakes Development Loan prior to NIGC Approval as provided in Sections 4.10 and 8.4, and thereafter the balance of the Lakes Development Loan upon NIGC Approval. Advances under the Lakes Development Loan may be made through the Account or otherwise at the written request of the Band.

               (f) Principal may be prepaid at any time without penalty.

               (g) Each advance of funds to the Band by Great Lakes under the Lakes Development Loan shall be made under a promissory note in the form of Lakes Development Note, duly authorized and executed by the Band.

               (h) All disbursements under the Lakes Development Loan shall be made (i) through the Enterprise Account and the Disbursement Account or (ii) pursuant to the Band's written direction to Great Lakes, unless otherwise agreed by Great Lakes and the Band in writing, and shall be on account of Development Expenditures in accordance with the Approved Development Budget, unless otherwise approved by the Business Board. Great Lakes shall provide the Band with a monthly accounting of all such disbursements, which accounting shall include a certification by Great Lakes that the disbursements shown on the accounting were for Development Expenditures in accordance with the Approved Development Budget, were for Development Soft Costs, or were otherwise approved by an attached vote of the Business Board.

               (i) (intentionally omitted)

               (j) The obligations of the Band to Great Lakes under the Lakes Development Note, the Lakes Facility Note, the Lakes Working Capital Advance Note, the Minimum Payments Note (subject to the limitations set forth in Section 5.6.2 of the Management Agreement), the Non-Gaming Land Acquisition Line of Credit and the Transition Loan, and under any other Transaction Documents and, under the Management Agreement, for Management Fees, shall be secured by a security interest in (I) the Dominion Account pursuant to the Dominion Agreement, (II) pursuant to the Lakes Security Agreement, Furnishings and Equipment to the extent that the proceeds of the Lakes Facility Note or the Lakes Development Note are used to acquire Furnishings and Equipment (the "Lakes FF & E"); and (III) pursuant to the Lakes Security Agreement, Furnishings and Equipment (or the Band's leasehold interest therein) that is not financed by Great Lakes through the Lakes Facility Note (the "Other FF&E"). Great Lake's security interest in the Dominion Account and Furnishings and Equipment shall be subject to the following terms and conditions:

               (i) Great Lakes may block payment to the Band of Monthly Distribution Payments and may foreclose on its security interest on the Dominion Account and on its security interest in any Furnishings and Equipment only on the occurrence of a Band Event of Default under the Development Agreement or the Management Agreement, if such default is not cured within any applicable cure period and, if arbitration is timely demanded, after entry of an arbitrator's award finding a Band Event of Default has occurred. Great Lakes must comply with applicable law with regard to taking possession of, and foreclosure on, Furnishings and Equipment, including without limitation any legal requirements relating to the possession or sale of gaming equipment.

               (ii) Great Lake's security interest in the Dominion Account, the Lakes FF&E, the Other FF&E and any other collateral of Great Lakes at or related to the Facility shall be senior to all other liens thereon, except that it shall be subordinate to any security interests granted to the Bank Lender and the Equipment Lender, and, as to the Dominion Account, shall be further subject to payment of the claims and expenses described in Section 4.19.6 of the Management Agreement. Great Lakes shall promptly execute and deliver subordination agreements pertaining to the Dominion Agreement, the Lakes FF&E, the Other FF&E and any other collateral of Great Lakes at or related to the Facility with regard to any Bank Lender or Equipment Lender, which agreements shall contain provisions reasonably acceptable to Great Lakes and such lenders.

               (iii) The Dominion Agreement and the Lakes Security Agreement shall be amended at the Band's request (i) to conform with requests of the Bank Lender and the Equipment Lender, to the extent needed to obtain the Bank Loan or the Equipment Loan, and
               (ii) to the extent reasonably necessary to provide for subordinate security interests for loans for the benefit of the Enterprise as provided in Section 9.2.5(b) below.

               (iv) The Dominion Agreement shall terminate as to Great Lakes, without prejudice to the Bank Lender, the Equipment Lender, or any other party that may have joined in, or be benefited by, those agreements, and Great Lake's security interest in the Dominion Account shall be discharged, and Great Lakes shall discharge and terminate its security interest in the Furnishings and Equipment, on termination of this Agreement pursuant to Sections 13.1, 13.2 (except as otherwise provided in Section 14.4 hereof), 13.4 (prior to the Commencement Date), 13.5, or 13.6 hereof, or of the Management Agreement pursuant to Sections 12.1,
               12.2 (except as otherwise provided in Section 13.4 thereof), 12.4 (prior to the Commencement Date), 12.5, 12.6 (prior to the Commencement Date) or 12.7 thereof. On a termination under Sections 13.4 (after the Commencement Date) or 13.7 of the Development Agreement or Sections 12.4 (after the Commencement
               Date), 12.6 or 12.8 of the Management Agreement after the Commencement Date, such security interest shall remain in effect until amounts due Great Lakes have been paid in accordance with the Agreements, and shall thereafter be promptly discharged; provided that (A) Great Lakes' right to payment and security interest in the Dominion Account after such termination under or pursuant to the Agreements shall continue to be subordinate to payment of claims and expenses described in Section 4.19.6 of the Management Agreement, and shall in addition be subordinate to (I) fees or other amounts due to any manager of the Enterprise, (II) any amounts due to lenders or lessors under loans for the benefit of the Enterprise, whether existing as of the termination or made thereafter, including without limitation the Bank Loan and the Equipment Loan, and (III) absent an Event of Default (as defined in the Transaction Documents, excluding the Development Agreement and the Management Agreement) under the obligations of the Band to Great Lakes (other than obligations under the Agreements which do not expressly survive their termination) which is not timely cured, Monthly Distribution Payments to the Band; (B) Great Lakes agrees to permit the prompt release and transfer of proceeds from the Dominion Account to or for the account of the Band to the extent necessary to pay such senior claims in accordance with their terms, and to pay such Monthly Distribution Payments, and Great Lakes agrees to cooperate with the Band and any replacement manager in that regard to maintain the going concern value of the Enterprise; and (C) the Band and any replacement manager may make deposits in, and withdrawals from, the Enterprise Accounts and Disbursement Accounts, after funds are transferred from the Dominion Account into such accounts, free of any interest of Great Lakes. Great Lakes shall promptly execute and deliver subordination agreements pertaining to the Dominion Agreement and the Lakes Security Agreement with regard to any such manager, lender or lessor, which agreements shall contain provisions reasonably acceptable to Great Lakes and the manager, lenders or lessors.

               (v) Nothing in the Dominion Agreement or the Lakes Security Agreement shall alter the damages due Great Lakes (A) on a Band Event of Default, which shall continue to be controlled by
               Article 14 of this Agreement and Article 13 of the Management Agreement, and the amount which Great Lakes is entitled to obtain on foreclosure on the Dominion Account or the Lakes Security Agreement shall be controlled by those Articles; or (B) under any other provision of the Agreements or any related agreement. Upon payment in full of all amounts due Great Lakes under the Agreements, the Lakes Development Note, the Lakes Working Capital Advance Note, the Lakes Facility Note, the Non-Gaming Acquisition Line of Credit and the Transition Loan, Great Lakes shall promptly terminate the Dominion Agreement and the Lakes Security Agreement and release any related security interests.

               (vi) The Band shall execute and deliver the Lakes Security Agreement on the date of this Agreement and the Dominion Account Agreement (together with any additional resolutions of the Band and/or the Pokagon Council as may be legally required to authorize the Band to execute, deliver and perform such Agreement) on or before the Commencement Date.

          9.2.2. Bank Loan.

               (a) Amount:

               (i) For the Initial Phase, an amount of approximately $125,000,000 which, when added to the Lakes Development Loan and the Equipment Loan, will finance all Development Expenditures for the Initial Phase, plus, at Great Lakes' discretion, such amount to refinance all or portions of the Lakes Development Loan as may be permitted under the definition of "Bank Loan Agreement;"

               (ii) For the expansion of the Facility to the Final Scope of Work, an additional amount of approximately $76,000,000, which will, when added to the additional Equipment Loan for the Final Scope of Work, finance all Development Expenditures associated with such expansion; provided that the principal amount of such additional loan, capital lease and/or indenture, when added to the additional Equipment Loan for that expansion, shall not exceed $95,000,000.

               (b) Term: For the Initial Phase and Final Scope of Work: As to each not less than seven (7) years, and amortized (including both principal payments and payments into a sinking fund) no more rapidly than in equal monthly installments of principal and interest; or, if the Band is unable to obtain the Bank Loan on such terms, with a term reasonably acceptable to the Band and Great Lakes.

               (c) Guaranty: Great Lakes shall not be required to provide its guarantee of the Bank Loan or any other credit enhancements, except as provided in Section 9.2.4 with regard to the Lakes Facility Loan.

               (d) Assignment: The loan commitment or undertaking shall not be assignable by either Great Lakes or the Band without the written consent of both parties.

               (e) (intentionally omitted)

               (f) Assistance: Great Lakes shall proceed promptly and with due diligence after NIGC Approval to assist the Band in obtaining a bank commitment or firm underwriting commitment for the Bank Loan as provided in Section 9.2.5(g), and in closing on the Bank Loan promptly after obtaining such commitment.

          9.2.3. Equipment Loan.

               (a) The Equipment Loan for the Initial Phase shall be in an amount of approximately $26,000,000.. The Equipment Loan for the expansion to the Final Scope of Work shall be an additional amount of approximately $19,000,000, necessary to equip the Facility to the Final Scope of Work, provided that the principal amount of such Equipment Loan, when added to the additional Bank Loan for such expansion, shall not exceed $97,000,000. Interest shall accrue on the amount advanced for the Initial Phase until the Commencement Date; thereafter such advance shall be repayable monthly in arrears, beginning on the 15th day of the month after the month in which the Commencement Date occurs, in equal monthly payments of principal and interest for the successive 48 months of the term. The amount advanced to equip the expansion to the Final Scope of Work shall be repaid in equal monthly payments of principal and interest for the successive 48 months after Completion Date of such expansion, beginning 15 days after such Completion Date; or on such other terms as the Band may reasonably approve.

               (b) Security: Purchase money security interest in Furnishings and Equipment purchased with the loan proceeds.

               (c) Guaranty: Great Lakes shall not be required to provide its guarantee or any other credit enhancement of the Equipment Loan, except as provided in Section 9.2.4 with regard to the Lakes Facility Loan.

               (d) Assignment: The loan commitment shall not be assignable by either Great Lakes or the Band without the written consent of both parties.

               (e) (intentionally omitted)

               (f) Lease: At the Band's option the Equipment Loan may be structured into an equivalent equipment lease.

               (g) Assistance: Great Lakes shall proceed promptly and with due diligence after NIGC Approval to assist the Band in obtaining a commitment for the Equipment Loan as provided in Section 9.2.5(f), and in closing on the Equipment Loan promptly after obtaining such commitment.

          9.2.4. Lakes Facility Loan.

               (a) Loan Amount:

               (i) If the Band, with Great Lakes' assistance, is unable to obtain, no later than the earlier of (A) 90 days after the later of NIGC Approval or transfer of the Gaming Site into trust, or
               (B) after receiving NIGC Approval and transfer of the Gaming Site into trust, the date by which additional funding is needed to keep development and construction of the Initial Phase on schedule without slowdown or abatement (unless otherwise agreed by the Band), a bank commitment or firm underwriting commitment to provide the Bank Loan and the Equipment Loan on the terms set forth in this Agreement at an interest rate equal to or less than 13% per annum in an aggregate amount of not less than $151,000,000 for the Initial Phase, Great Lakes agrees that it will, at its option but to the extent needed to fund the 151MM Shortfall, (I) loan the Band the difference between $151,000,000 and the aggregate amount of such commitments which the Band is able to obtain on such terms, but not more than $54,000,000, at a 13% interest rate and otherwise on the same terms and conditions as provided in this Agreement with regard to the Lakes Development Loan; (II) provide its guaranty or other credit enhancement to a third party providing such a loan on such terms; or (III) subsidize the interest payable by the Band on such a loan from a third party on such terms, to the extent it exceeds 13%.

               (ii) To the extent that Great Lakes is unable to obtain third party financing for the 151MM Shortfall on such terms through guarantees, credit enhancements or interest subsidies, it shall provide a direct loan to the Band on such terms.

               (iii) In no event shall the loan which Great Lakes is obligated to make, obtain or subsidize under this subsection exceed $54,000,000.

               (iv) If the Lakes Facility Loan is made by a third party lender through guarantees, credit enhancements or interest subsidies of Great Lakes, all references to Great Lakes in this Agreement relating to the Lakes Facility Loan and the Lakes Facility Note shall be deemed to include references to such third-party lender for the purposes of such loan and such note.

               (b) Term: The Lakes Facility Loan shall have the same term as the Lakes Development Loan.

               (c) Interest and amortization: Interest shall accrue at the rate of 13%. The amortization of the Lakes Facility Loan shall be the same as on the Lakes Development Loan.

               (d) Subordination: Repayment of the Lakes Facility Loan shall be subordinated to the same extent as the Lakes Development Loan. Great Lakes agrees to execute and deliver subordination agreements evidencing such subordination in form reasonably acceptable to Great Lakes and the Bank Lender, the Equipment Lender, or, as to other third-party lenders or equipment lessors, as required by this Agreement.

               (e) Advances: Advances under the Lakes Facility Loan may be made through the Account or otherwise at the written request of the Band.

               (f) Prepayment: Principal may be prepaid at any time without penalty.

               (g) Promissory Note: Each advance of funds to the Band by Great Lakes under the Lakes Facility Loan shall be made under a promissory note in the form of Lakes Facility Note, duly authorized and executed by the Band.

               (h) Disbursements: All disbursements under the Lakes Facility Loan shall be made (A) through the Enterprise Account and the Disbursement Account or (B) pursuant to the Band's written direction to Great Lakes, unless otherwise agreed by Great Lakes and the Band in writing, and shall be on account of Development Expenditures in accordance with the Approved Development Budget, unless otherwise approved by the Business Board.

               (i) Security: The obligations of the Band to Great Lakes under the Lakes Facility Loan shall be secured to the extent provided in
          Section 9.2.1(j).

          9.2.5. Terms Applicable to all Loans.

               (a) (intentionally omitted)

               (b) Limited Recourse: Loan repayments shall be solely out of revenues of the Enterprise and shall be a Limited Recourse obligation of the Band. The Band agrees not to encumber any of the assets of the Facility or the Enterprise without the written consent of Great Lakes and the holder of the Bank Loan, which consent will not be unreasonably withheld; except that the Band shall have the right without the consent of Great Lakes and such holder to grant subordinate security interests in Enterprise revenues, as well as first priority purchase money security interests in any Enterprise assets purchased with proceeds of such loan (other than Furnishings and Equipment purchased with the proceeds of the Equipment Loan, the Lakes Development Loan or the Lakes Facility Loan), but in each case only if such security interests are granted to secure loans made for the benefit of the Enterprise. The Band shall not lease the Facility or grant a leasehold mortgage on the Facility without Great Lakes' consent.

               (c) Limited Waiver. The Band shall enter into a limited, transactional waiver of sovereign immunity and consent to jurisdiction and arbitration as to the holder of the Bank Note and the Equipment Note as provided in Sections 14.1 and 14.2 as to Great Lakes. Governing law shall be Michigan law unless the Band otherwise agrees.

               (d) Other Terms. All other terms are subject to the Band's approval, which approval shall not be unreasonably withheld.

               (e) Selection of Lenders, etc. The selection of the lenders making the Bank Loan, the Equipment Loan and all other loans or leases relating to the Enterprise, and of all underwriters and professionals relating to any such transaction, shall be subject to the Band's reasonable approval.

               (f) Loan Commitments - Equipment Loan.

               (i.) Promptly and with due diligence after NIGC Approval and transfer of the Gaming Site into trust, but in no event later than 90 days after the later of NIGC Approval or transfer of the Gaming Site into trust (unless otherwise agreed by the Band), Great Lakes shall (A) deliver to the Band a proposed commitment from a lender with regard to the Equipment Loan for the Initial Phase, the terms of which shall be consistent with this Agreement and otherwise reasonably acceptable to the Band, and (B) increase the amount of the Escrow Account to $46,000,000 (less amounts previously advanced under the Lakes Development Loan).

               (ii.) After the Commencement Date and at such time as will permit completion of the Final Scope of Work in accordance with this Agreement, Great Lakes shall deliver to the Band a proposed commitment from an Equipment Lender with regard to the Equipment Loan for the expansion of the Facility to the Final Scope of Work, the terms of which shall be consistent with this Agreement and otherwise reasonably acceptable to the Band.

               (g) Loan Commitments - Bank Loan.

               (i.) Promptly and with due diligence after NIGC Approval and transfer of the Gaming Site into trust, but in no event later than 90 days after the later of NIGC Approval or transfer of the Gaming Site into trust (unless otherwise agreed by the Band), Great Lakes shall deliver to the Band a proposed commitment or other firm undertaking from a lender or underwriter with regard to the Bank Loan for the Initial Phase, the terms of which shall be consistent with this Agreement and otherwise reasonably acceptable to the Band.

               (ii.) After the Commencement Date and at such time as will permit completion of the Final Scope of Work in accordance with this Agreement, Great Lakes shall deliver to the Band a proposed commitment from a Lender with regard to the Bank Loan for the expansion of the Facility to the Final Scope of Work, the terms of which shall be consistent with this Agreement and otherwise reasonably acceptable to the Band.

               (h) (intentionally omitted)

               (i) Refinancing - Band. The Band may seek to refinance any Loan. Great Lakes agrees to cooperate with that refinancing, provided that
          (i) all costs and expenses of the refinancing shall, to the extent that interest expense is reduced by the refinancing, be an Operating Expense of the Facility, and shall otherwise be either borne by the Band or funded through the refinancing; and (ii) Great Lakes is not required to guarantee any new loan facilities. Interest on any new facility shall be an Operating Expense of the Facility.

               (j) Refinancing - Great Lakes. Great Lakes may, at or after the closing on the Bank Loan, seek to refinance the Lakes Development Loan and any other Loan that is made by a third party lender with a guarantee, other credit enhancement or interest subsidy provided by Lakes or Great Lakes; and may, after the closing on the Bank Loan, seek to refinance the Lakes Facility Loan. The Band agrees to cooperate with that refinancing, provided that (i) all costs and expenses of the refinancing (unless closed at the time of the Bank
          Loan) are borne by Great Lakes, (ii) the terms of the refinancing are in all respects no less favorable to the Band than provided in this Agreement or (to the extent more favorable than this Agreement) under the loan documentation of the obligation being refinanced (including, without limitation, interest rate, amortization, and recourse), without regard to any guaranty, other credit enhancement or interest subsidy provided by Great Lakes, and are otherwise reasonably acceptable to the Band; and (iii) the refinanced debt shall not be payable on termination of the Agreements with Great Lakes, provided that management of the Enterprise after such termination shall be reasonably acceptable to the lender.

               (k) Great Lakes Guarantees. The Band consents to the grant by Lakes and Great Lakes of other guarantees pari passu to third parties, provided that such other guarantees do not and shall not materially impair Lakes's or Great Lakes' ability to perform their respective obligations under the Guaranty or the Agreements, or under any instruments or agreements executed in connection therewith.

               (l) Increase Loan Amounts. The amount of Loans may be increased by agreement of Great Lakes and the Band to the extent that the Approved Development Budget exceeds the funds available under the Loans as provided above.

               (m) NIGC Approval; Tribal UCC. Great Lakes's obligation to advance funds under the Lakes Development Loan (except as provided in Sections 4.10 and 8.4) and the Lakes Facility Loan, and to procure and close on the Bank Loan and the Equipment Loan, are conditioned upon
          (i) NIGC Approval and (ii) the Band's adoption of a Tribal Uniform Commercial Code (the "Tribal UCC") that shall be substantially similar, as to secured transactions, to Articles 1, 2, 8 and 9 of the Uniform Commercial Code adopted by the State of Michigan (with the exclusion of any provisions that would otherwise make such Code inapplicable to secured transactions involving the Band or any of its affiliates); provided that the Tribal

          UCC may, at the Band's option, be limited in its application to the Loans, the transactions contemplated by the Transaction Documents and other transactions relating to the Enterprise. Nothing in this subsection affects or impairs Great Lakes's liability for damages in the event of NIGC Disapproval.

               (n) Subrogation. The Band recognizes that if Lakes or Great Lakes guarantees the Bank Loan or the Equipment Loan and pays in full either loan pursuant to its guarantee, Lakes or Great Lakes shall be subrogated to the liens, rights and remedies of the lender of the loan so paid.

                                   ARTICLE 10
                          EXCLUSIVITY; NON-COMPETITION

     Section 10.1. Exclusivity Regarding Facility. During the term of this Agreement, Great Lakes shall have an exclusive relationship with the Band regarding the development of the Facility.

     Section 10.2. Exclusivity in Michigan. The Band shall deal exclusively with Great Lakes for gaming development on Indian lands in Michigan from the date of execution of this Agreement through the earlier of five years from the Commencement Date or termination or buyout of the Agreements.

     Section 10.3. Indiana Casino. Great Lakes and Lakes recognize that the Band intends to develop a casino in Indiana, and that the Band shall have no obligations to Great Lakes or Lakes in that regard; except that the Band agrees that, if it decides to engage an outside manager to develop or operate an Indiana casino, it shall discuss contracting with Great Lakes for such development or operation for 45 days before soliciting proposals from third parties as to management or development of that casino. No obligation to enter into an agreement with Great Lakes shall be implied from this undertaking, and the Band shall retain full and absolute discretion in that regard.

     Section 10.4. Non-Competition. Lakes and Great Lakes each agree that for five years after execution of the Agreements or the Term of the Agreements, whichever is greater, neither it nor any of their respective present or future Insiders will without the prior written approval of the Pokagon Council directly or indirectly in the Restricted Territory develop, operate, consult with regard to, or be in any way affiliated with any non-Indian gaming facility, any Class II or III Gaming facility or any other kind of gaming, or any hotels or other amenities related to such gaming or facility; except that Insiders shall not include (a) Kids Quest, Grand Casinos, Inc., or Innovative Gaming Corp. by reason of (i) the service of Lyle Berman as director or employee (without management responsibility) of such entities, or (ii) any stock ownership of Lakes or Great Lakes in such entities; or (b) any entity because of the investment banking services of Ron Kramer, a director of Lakes. References in this section shall include such entity's successor, whether by merger, acquisition or otherwise.

     Section 10.5. Assignment; Change of Control.

               (a) Great Lakes may not assign its rights under this Agreement without the Band's prior written consent, except that Great Lakes may assign its rights under such Agreement, but not its obligations, to a wholly owned subsidiary of Lakes. No such assignment shall affect or impair the obligations of Lakes under the Guaranty.

               (b) The Band may not assign its rights under this Agreement; except that the Band may, without the consent of Great Lakes, but subject to approval by the Secretary of the Interior or the Chairman of the NIGC or his authorized representative, if required, assign this Agreement and the assets of the Enterprise to a Corporate Commission or other instrumentality of the Band organized to conduct the business of the Project and the Enterprise for the Band that assumes all obligations herein. No assignment authorized hereunder shall be effective until all necessary governmental approvals have been obtained. No such assignment shall relieve the Band of any obligation hereunder, unless otherwise agreed by Great Lakes or the holder of such obligation.

               (c) The Band shall be entitled to terminate the Agreements if Lakes or Great Lakes undergoes a Change of Control or if Great Lakes ceases to be a wholly-owned subsidiary of Lakes, in each case without the prior written consent of the Band. The Band shall not be required to prepay any amounts advanced by Lakes or Great Lakes or any third party in the event of such termination, and such obligations shall remain payable in accordance with their payment terms. Lakes and Great Lakes each agree to notify the Band in writing within 30 days after the occurrence of any event described in Clauses I or II in the definition of Change of Control, and within 30 days of Lakes's or Great Lakes' knowledge of any event described in Clauses III or IV of that definition.

          "Change of Control," for purposes of this provision, means (I) the merger, consolidation or other business combination of Lakes or Great Lakes with, or acquisition of all or substantially all of the assets of Lakes or Great Lakes by, any other entity, except that (A) Great Lakes may merge with any other entity wholly owned by Lakes if the surviving entity assumes the obligations of Great Lakes under the Agreements, and (B) Lakes Gaming and Resorts, LLC may merge with any other entity wholly owned by Lakes if the surviving entity assumes the obligations of Lakes Gaming and Resorts, LLC under the Guaranty, provided that in each case Lakes shall remain liable under the Guaranty; (II) Lyle Berman's ceasing to be either Chief Executive Officer or Chairman of the Board of Lakes (other than on account of death or disability, and except as provided at the end of this definition); (III) the acquisition by any person or affiliated group of persons not presently a shareholder of Lakes of beneficial ownership of 30% or more in interest of the outstanding voting stock of Lakes, as determined under 17 CFR Sections 240.13d-3 or 240.16a-1; or (IV) the acquisition by any person or affiliated group of persons not presently a shareholder of Lakes of beneficial ownership of 10% or more in interest of the outstanding voting stock of Lakes, as determined under 17 CFR Sections 240.13d-3 or 240.16a-1, if a majority of the Board of Directors of Lakes is replaced within two years after such acquisition by directors not nominated and approved by the Board of Directors.

     Section 10.6. Restrictions on Collateral Development. Lakes and Great Lakes each agree that for five years after execution of the Agreements or the Term of the Agreements, whichever is greater, neither Lakes, Great Lakes nor any of their present or future Insiders will directly or indirectly purchase any land or operate, manage, develop or have any direct or indirect interest in any commercial facilities or business venture located within 20 miles of the Facility without the prior written consent of the Band.

                                   ARTICLE 11
                   REPRESENTATIONS, WARRANTIES, AND COVENANTS

     Section 11.1. Representations and Warranties of the Band. The Band represents and warrants to Great Lakes as follows:

               (a) The Band's execution, delivery and performance of this Agreement, the Lakes Development Note, the Transition Loan Note, the Lakes Working Capital Advance Note, the Minimum Payments Note, the Lakes Facility Note, the Non-Gaming Acquisition Line of Credit, the Control Agreement, the Lakes Security Agreement and all other instruments and agreements executed in connection with this Agreement have been properly authorized by the Band and do not require further Band approval.

               (b) This Agreement, the Lakes Development Note, the Transition Loan Note, the Lakes Facility Note, the Lakes Working Capital Advance Note, the Minimum Payments Note, the Non-Gaming Acquisition Line of Credit, the Control Agreement, the Lakes Security Agreement and all other instruments and agreements executed in connection with this Agreement have been properly executed, and once approved in accordance with Legal Requirements constitute the Band's legal, valid and binding obligations, enforceable against the Band in accordance with their terms.

               (c) There are no actions, suits or proceedings, pending or threatened, against or affecting the Band before any court or governmental agency that relate to the Project, the Enterprise or any transaction contemplated by the Transaction Documents, except as disclosed on Exhibit L.

     Section 11.2. Band Covenants. The Band covenants and agrees as follows:

               (a) Promptly after the execution of this Agreement it will take the steps necessary to adopt and will adopt the Gaming Ordinance. The Gaming Ordinance will meet the requirements of IGRA and the applicable regulations under IGRA and be consistent with the provisions of this Agreement and the Management Agreement, and not adversely affect the rights of Great Lakes hereunder and thereunder. After adoption of the Gaming Ordinance the Band will establish a governmental authority to regulate gaming at the Gaming Site ("the Gaming Regulatory Authority" or "GRA"). The Band agrees to consult with Great Lakes concerning the terms of the Gaming Ordinance and any regulations adopted thereunder, but the final decision on those matters is in the Band's sole discretion.

               (b) After NIGC Approval the Band shall enter into the Bank Loan Agreement and the Equipment Loan Agreement and execute the Bank Note and the Equipment Note and related closing documentation, all subject to the terms provided in this Agreement and Great Lakes's performance of its obligations under this Agreement.

               (c) During the term of this Agreement and the Management Agreement, the Band shall enact no law impairing the obligations or contracts entered into in furtherance of the development, construction, operation and promotion of Gaming on the Gaming Site. Neither the Pokagon Council nor any committee, agency, board of any other official body, and no officer or official of the Band shall, by exercise of the police power or otherwise, act to modify, amend, or in any manner impair the obligations of contracts entered into by the Pokagon Council or the GRA or other parties in furtherance of the financing, development, construction, operation, or promotion of Gaming at the Gaming Site without the written consent of the non-tribal parties to such contracts.

               (d) The Band will waive sovereign immunity on the limited basis described in Article 14 with respect to the Loans, the Transition Loan and the Non-Gaming Land Acquisition Line of Credit.

               (e) This Agreement, the Management Agreement, the Lakes Development Note, the Transition Loan Note, the Lakes Facility Note, the Lakes Working Capital Advance Note, the Minimum Payments Note, the Non-Gaming Acquisition Line of Credit, the Control Agreement and the Security Agreement, and each other contract contemplated by this Agreement shall, once approved in accordance with Legal Requirements, be enforceable in accordance with their terms.

               (f) In its performance of this Agreement, the Band shall comply with all Legal Requirements.

               (g) The Band will not impose taxes on the revenues of the Facility or the management fee payable to Great Lakes, but reserves the right to otherwise impose usual and customary taxes and fees on transactions at or in connection with the Facility or on the Facility's employees, officers, directors, vendors and patrons. The Band shall be specifically permitted to impose (i) charges, assessments, fines or fees imposed by governmental entities of the Band which are reasonably related to the cost of Tribal governmental regulation of public health, safety or welfare, or the integrity of Tribal gaming operations, and (ii) other taxes, charges, assessments or fees imposed against the Enterprise or property of the Enterprise, or sales, use, excise, hotel occupancy and other similar taxes (excluding taxes, charges, assessments or fees against real or personal property of the Facility or on gaming revenues or earnings) of such types and percentage amounts not to exceed those imposed by any state or local government within the Restricted Territory.

               (h) The Band shall not act in any way whatsoever, directly or indirectly, to cause this Agreement to be amended, modified, canceled, or terminated, except pursuant to its express terms or with the consent of Great Lakes.

               (i) Notwithstanding the foregoing, a breach of this subsection
          11.2 shall not be a basis to overturn, negate or in any manner modify any Governmental Action through arbitration or other proceedings, and any remedy for such breach shall be subject to the Specific Performance Restriction. The preceding sentence does not prevent an arbitrator from determining that the taking of any Governmental Action or the failure to take any Governmental Action, which is not caused by a breach of Great Lakes or Lakes' obligations under the Agreements or the Guaranty, constitutes a breach of this Agreement by the Band, thereby resulting in liability on the part of the Band for damages in favor of the Manager as provided in this Agreement.

     Section 11.3. Representations and Warranties of Lakes and Great Lakes. Lakes and Great Lakes each represent and warrant to the Band as follows:

               (a) Lakes' and Great Lakes' execution, delivery and performance of this Agreement, the Guaranty, and all other instruments and agreements executed in connection with this Agreement and the Guaranty have been properly authorized by Lakes and Great Lakes, respectively, to the extent they are parties thereto, and do not require further approval.

               (b) Each of this Agreement and all other instruments and agreements executed in connection with this Agreement has been properly executed and constitutes Lakes' and Great Lakes' respective legal, valid and binding obligation, enforceable against Lakes and Great Lakes in accordance with their terms to the extent they are parties thereto.

               (c) There are no actions, suits or proceedings pending or threatened against or affecting Lakes or Great Lakes before any court or governmental agency that would in any material way affect Lakes' or Great Lakes' ability to perform this Agreement and the Guaranty, to the extent they are parties thereto, other than litigation disclosed in filings by Lakes with the Securities and Exchange Commission. Lakes and Great Lakes each warrant that no litigation so disclosed in any material way affects or will affect Lakes' or Great Lakes' ability to perform under the Agreements and the Guaranty.

     Section 11.4. Covenants of Lakes and Great Lakes. Lakes and Great Lakes each covenant and agree as follows:

               (a) Lakes and Great Lakes shall comply with all Legal Requirements in its performance of the Agreements and the Guaranty, to the extent they are parties thereto.

               (b) Great Lakes has and at all times during the Term shall have the financial capacity to pay to the Band all fees and payments and to make all advances and loans described in this Agreement.

               (c) Lakes and Great Lakes shall not act in any way whatsoever, directly or indirectly, to cause this Agreement to be amended, modified, canceled, or terminated, except pursuant to its express terms or with the consent of the Band.

               (d) Lakes' and Great Lakes' Internal Expenses shall not be paid by the Enterprise from revenues of the Enterprise or the proceeds of any Loan, but may be paid by Lakes and Great Lakes from Management Fees and loan repayments after they are received by Great Lakes. No officer or employee of Lakes or Great Lakes shall receive a salary or other payment from the Enterprise.

               (e) CRC shall not during the Term of the Management Agreement (i) be directly or indirectly affiliated with Lakes, Great Lakes or the Facility, whether as joint venturer or otherwise, (ii) be employed by Lakes or Great Lakes or, to the knowledge of Lakes or Great Lakes, any entity having any contractual relationship with Lakes or Great Lakes, with regard to the Facility, or (iii) directly or indirectly receive any payment or anything of value from Lakes or Great Lakes from or out of the Management Fee or any other payment made to Lakes or Great Lakes by the Band or the Facility. Lakes and Great Lakes each agree to indemnify the Band and its members and hold them harmless against all loss, liability and expense relating to claims, of whatever kind or nature, of CRC against any one or more of them. The Band consents to the execution and delivery by Lakes of a certain Conditional Release and Termination Agreement between Lakes and CRC dated May 20, 1999, as amended by Amendment dated July, 1, 1999, true copies of which are attached as Exhibit M, provided that CRC executes and delivers to the Band and its members a general release in the form attached as Exhibit
          N. Lakes and Great Lakes each warrants that it has no agreements or understandings with CRC in any way related to the Band or the Enterprise other than as set forth in Exhibit M. The Band further agrees that Lakes may hold stock of CRC as collateral for a Lakes' guarantee of a loan to a third party, provided that on default it proceeds to liquidate such collateral in a reasonably prompt and orderly manner, and that Lyle Berman may continue to hold approximately 350,000 shares of CRC so long as he plays no role in the management of, and does not sit on, the board of directors of CRC.

                                   ARTICLE 12
                                EVENTS OF DEFAULT

     Section 12.1. Events of Default by the Band. Great Lakes shall not be obligated to pay any fees, provide the Bank Loan, the Lakes Facility Loan or the Equipment Loan, make any advance on the Lakes Development Loan or the Lakes Facility Loan, or otherwise perform its obligations under or pursuant to this Agreement if a Band Event of Default, as defined below, has occurred and is continuing on the date such fee payment, loan advance or performance would otherwise be made. In addition, Great Lakes shall not be obligated to make any loan advance to the Band pursuant to this Agreement unless and until Great Lakes receives the duly authorized and executed Lakes Development Note and (to the extent applicable) the Lakes Facility Note. Each of the following shall be a "Band Event of Default":

               (a) The Band shall fail to pay when due the Lakes Development Note, the Transition Loan Note, the Non-Gaming Acquisition Line of Credit, the Lakes Facility Note, the Lakes Working Capital Advance Note, the Minimum Payments Note or any other indebtedness to Great Lakes, and such payment default has continued for thirty (30) days after Great Lakes gives the Band notice thereof.

               (b) The Band shall commit a Material Breach of any of the Band's obligations under this Agreement or any other Transaction Documents, subject to the rights to cure provided in this Agreement or in any such documents.

               (c) Any of the representations and warranties made by the Band in
          Section 11.1 of this Agreement or in any other Transaction Documents were not true in any material respect when made or would not be materially true if made on the date such performance would otherwise be due.

               (d) The Band violates the provisions of Article 10 of this Agreement.

               (e) The Band commits any Material Breach of the Management Agreement which is not cured within any applicable cure period.

               (f) The Band, through a vote of its Council at which a quorum is present prior to NIGC Approval, either expressly (i) repudiates the Management Agreement or the Development Agreement, or (ii) authorizes the Band, prior to terminating the Agreements in accordance with their terms or expiration of the Term, to enter into management or development agreements with a third party with regard to a Michigan casino.

          If any Band Event of Default occurs, Great Lakes may, upon written notice to Band, declare Great Lakes's commitment to make advances under this Agreement terminated and Great Lakes may exercise the rights and remedies available to Great Lakes provided in this Agreement; provided, however, that all such rights and remedies shall be Limited Recourse.

     Section 12.2. Events of Default by Lakes or Great Lakes. The Band shall not be obligated to perform its obligations under or pursuant to this Agreement if a Lakes Event of Default, as defined below, has occurred or if any of the representations and warranties made by Lakes or Great Lakes in this Agreement were not true when made or would not be true if made on the date such performance would otherwise be due. Each of the following shall be a "Lakes Event of Default":

               (a) Any Monthly Payment is not paid within ten (10) days after its due date.

               (b) Great Lakes shall fail to make any other payments (whether of fees, advances or loans) required by this Agreement, and such failure shall continue for ten (10) days after the Band gives Lakes written notice thereof.

               (c) Lakes or Great Lakes shall commit any other Material Breach any of Lakes's or Great Lakes' obligations under this Agreement, the Guaranty or any other Transaction Documents, as applicable.

               (d) Any representation or warranty that Lakes or Great Lakes has made under this Agreement or in any other Transaction Document shall prove to have been untrue in any material respect when made or would not be materially true if made on the date such performance would otherwise be due.

               (e) Lakes or Great Lakes violates the provisions of Article 10 of this Agreement, subject to rights of notice and cure to the extent provided in that Article.

               (f) Lakes (to the extent applicable) or Great Lakes commits or causes any Material Breach of the Management Agreement which is not cured within any applicable cure period.

               (g) NIGC Disapproval occurs.

          If any Lakes Event of Default occurs, the Band may, upon written notice to Great Lakes, exercise the rights and remedies available to the Band provided in this Agreement.

     Section 12.3. Material Breach; Right to Cure.

               (a) Neither Great Lakes nor the Band may terminate this Agreement, recover damages, foreclose on security interests or exercise any other remedy on grounds of a potential Material Breach of this Agreement or any other Transaction Document unless it has provided written notice to the other party of the occurrence of such breach by such party under the Transaction Documents. During the 30 day period after the receipt of such notice (as to defaults which can be cured within 30 days) or the 90 day period after such receipt (as to defaults which cannot be cured within 30 days), whichever is applicable, the party receiving the notice may cure the alleged default and (without waiting for the expiration of such periods) any party may submit the matter to arbitration under the dispute resolution provisions of this Agreement set forth at Article 14. The discontinuance or correction of a Material Breach shall constitute a cure thereof. Nothing in this subsection shall affect or impair the obligation of any party to promptly comply with all Legal Requirements, or limit any sanctions that may be imposed for any violation thereof; nor shall this subsection prevent a party taking any other actions within such 30 or 90 day periods as may be permitted or required by this Agreement, the Gaming Ordinance or NIGC regulations. The provisions of this subsection and the parallel provisions of Section 11.3 of the Management Agreement shall control over any conflicting provisions in any other Transaction Document.

               (b) Nothing in this subsection 12.3 shall apply to termination under Sections 13.1, 13.2, 13.6 or 13.7 of this Agreement.

                                   ARTICLE 13
                                   TERMINATION

     Section 13.1. Voluntary Termination. This Agreement may be terminated by mutual written consent.

     Section 13.2. Termination if No NIGC Approval. The Band and Great Lakes may each unilaterally terminate the Agreements by written notice if NIGC Approval has not occurred on or before August 26, 2007.

     Section 13.3. Great Lakes Right to Terminate on Band Event of Default. Great Lakes shall be entitled to terminate the Agreements (i) upon a Band Event of Default or (ii) as specifically provided in the Agreements.

     Section 13.4. Band Right to Terminate on Lakes Event of Default. The Band shall be entitled to terminate the Agreements (i) upon a Lakes Event of Default or (ii) as specifically provided in the Agreements.

     Section 13.5. Band Right to Terminate for Material Adverse Change. Prior to the Commencement Date, the Band shall be entitled to terminate the Agreements in the event of a Material Adverse Change; provided that the following procedures shall apply:

               (a) Great Lakes shall notify the Band promptly in the event of any Material Adverse Change, and in any event within 30 days after its occurrence.

               (b) Great Lakes shall cause Lakes to send to the Band copies of all filings by Lakes with the Securities and Exchange Commission under Forms 8K, 10Q and 10K; shall furnish the Band with copies of such other SEC filings that the Band may request; and shall furnish the Band with such other information concerning a Material Adverse Change as the Band may reasonably request.

               (c) If the Band believes that a Material Adverse Change has occurred, the Band shall so notify Lakes and Great Lakes in writing and shall request specified further assurances of their respective continued ability to perform under the Agreements, the Guaranty, and all related agreements and instruments.

               (d) Within thirty (30) days after that notification Great Lakes shall admit or deny, and shall cause Lakes, if applicable to admit or deny, the alleged Material Adverse Change, giving the specific basis for its response; shall state, and shall cause Lakes to state, whether they each agree to provide the requested further assurances; if they each agree to provide the requested further assurances, shall tender its performance in that regard; and, if it admits a Material Adverse Change but disputes the requested further assurances, shall tender such further assurances by it and Lakes as it deems sufficient to ensure their respective continued ability to perform under the Agreements, the Guaranty, and all related agreements and instruments.

               (e) If Lakes or Great Lakes denies the Material Adverse Change or disputes that the requested further assurances are reasonably required to assure the Band of their respective continued ability to perform under the Agreements, the Guaranty, and all related agreements and instruments, those issues shall be submitted to arbitration. The arbitrator shall determine whether (i) a Material Adverse Change has occurred; (ii) the requested further assurances are reasonably required to assure the Band of their respective continued ability to perform under the Agreements, the Guaranty, and all related agreements and instruments; and (iii) if a Material Adverse Change has occurred but the requested further assurances are not reasonably required to so assure the Band, what further assurances must be provided by Lakes and Great Lakes to reasonably assure the Band of their continued ability to perform under the Agreements, the Guaranty, and all related agreements and instruments. Any further assurances required under the arbitrator's award must be furnished by Lakes and Great Lakes within thirty (30) days after entry of the award.

               (f) If Lakes or Great Lakes admits the Material Adverse Change but does not furnish further assurances, or if Great Lakes or Lakes does not timely provide further assurances pursuant to an arbitrator's award, the Band may terminate the Agreements by written notice to Great Lakes.

               (g) Lakes, Great Lakes and the Band agree that the continuing ability of Great Lakes and Lakes to make the payments and advances provided under this Agreement, the Guaranty, and all related agreements and instruments, and to ensure the Band can obtain the Loans to develop, construct, equip and operate the Facility provided in this Agreement, is an essential part of the consideration for which the Band bargained in entering into the Agreements.

     Section 13.6. Termination on Buyout. This Agreement shall terminate if the Band exercises its option to buy out the Management Agreement in accordance with its terms.

     Section 13.7. Involuntary Termination Due to Changes in Legal Requirements. It is the understanding and intention of the parties that the development, construction and operation of the Enterprise shall conform to and comply with all Legal Requirements. If during the term of this Agreement, the Enterprise or any material aspect of Gaming at the Gaming Site is determined by the Congress of the United States, Department of the Interior of the United States of America, the NIGC, or the judgment of a court of competent jurisdiction (after expiration of the time within which appeals must be filed or completion of appeals, if any) to be unlawful under federal law, the obligations of the parties hereto shall cease and the Agreements shall be of no further force and effect as of the date of such determination; subject, however, to the following provisions as to damages:

               (a) If the date of such determination is prior to the Commencement Date, Great Lakes shall be entitled to damages to the same extent as provided in Section 14.4 with regard to failure to obtain NIGC Approval.

               (b) If the date of such determination is after the Commencement
          Date:

               (i) The Band shall retain all fees and Monthly Payments previously paid or advanced to it pursuant to this Agreement, as well as all Tribal Distributions and Non-Gaming Lands, the Gaming Site and any other property transferred into trust;

               (ii) Any money loaned to the Band by Lakes or Great Lakes, or other obligations owed to Lakes or Great Lakes under the Transaction Documents as of the date of such determination shall be repaid to Great Lakes or Lakes in accordance with the Limited Recourse terms of the Lakes Development Note, the Lakes Facility Note, the Lakes Working Capital Advance Note, the Minimum Payments Note, the Transition Loan Note, the Non-Gaming Acquisition Line of Credit, this Agreement or any other applicable Transaction Documents; and

               (iii) The Band shall retain its interest in the title (and any lease) to all Enterprise assets, including the Gaming Site and any fixtures, supplies and Furnishings and Equipment (except as provided in subsection (iv)), subject to the purchase money security interest in Furnishings and Equipment securing the Equipment Loan, Great Lakes' security interest in the Dominion Account and the Furnishings and Equipment, if any (until all obligations of the Band to Great Lakes secured by that account and the Furnishings and Equipment are paid in full), and any other liens granted in accordance with the Development Agreement; and

               (iv) If (A) the Band determines that it can legally continue to operate portions of the Enterprise after the change in Legal Requirements without subjecting any related Furnishings and Equipment to forfeiture or seizure by any applicable governmental authority, and (B) it is Economically Feasible for the Band to continue such portions of the Enterprise and it elects to do so by written notice to Great Lakes within ninety (90) days after the occurrence of the change in Legal Requirements, then the Band shall have the right to continue to operate such portions of the Enterprise (and retain any Furnishings and Equipment used in connection with such portions of the Enterprise) so long as the same (x) remain Economically Feasible to operate, (y) any related Furnishings and Equipment shall remain free from any such forfeiture or seizure, and (z) are promptly and continually thereafter operated and maintained in accordance with reasonable industry standards. The Band and Great Lakes agree that any Furnishings and Equipment (together with any casualty insurance proceeds applicable thereto) related to (1) portions of the Enterprise that are not Economically Feasible for the Band to continue to operate, (2) would otherwise be subject to forfeiture or seizure as described above, or (3) with respect to any other portions of the Enterprise that the Band shall cease to continually operate (collectively, the "Surplus Equipment"), shall be promptly liquidated (subject to approvals as required under the Bank Loan Agreement and the Equipment Loan Agreement) in a commercially reasonable manner, and the Band shall pay the proceeds of such sale(s), to the extent permitted by any applicable subordination agreement, to Great Lakes on account of the Loans and other amounts owing to Great Lakes under the Transaction Documents.

     Section 13.8. Repair or Replacement. If the Facility is damaged, destroyed or condemned so that continued development, construction or operation of Gaming cannot be or can no longer be continued at the Facility, the Facility shall at the Band's option be reconstructed if the insurance or condemnation proceeds, together with any other funds available to the Band, are sufficient to restore or replace the Facility to a condition at least comparable to that before the casualty occurred or such other condition as Great Lakes and the Band may agree. If the insurance proceeds, together with other funds available to the Band, are not sufficient to so restore or replace the Facility or are not used to repair the Facility, the Band shall, with the assistance of Great Lakes, adjust and settle any and all claims for such insurance proceeds or condemnation awards, and such proceeds or award and any undistributed Net Revenues pursuant to
Article 5 of the Management Agreement shall be applied first, as to proceeds or awards relating to Furnishings and Equipment securing the Equipment Loan, to the amounts due under the Equipment Loan; second, to the amounts due under the Minimum Payments Note; third, to the Lakes Working Capital Advances, including accrued interest; fourth, to the Band Working Capital Advances, including accrued interest; fifth, to the amounts due under the Bank Loan; sixth, to any remaining balance under the Equipment Loan and to any other third party liabilities of the Enterprise to which Great Lakes has subordinated in writing; seventh, to the Lakes Facility Loan; eighth, to the Lakes Development Loan; and ninth, to the Band; but subject, in each case, to any applicable subordination agreements. Any unpaid balance of the Lakes Development Loan, the Lakes Facility Loan and the Lakes Working Capital Loan, after application of such proceeds, shall be repaid as provided in Section 14.4 on failure to obtain NIGC Approval.

     Section 13.9. Recoupment and Setoff. Upon termination of this Agreement or the Management Agreement any claim of Lakes or Great Lakes against the Band, or of the Band against Lakes or Great Lakes, shall be subject to their respective rights of recoupment and setoff, if any. The Band may recoup and set off against Great Lakes any claims it may have against Lakes, and may recoup and set off against Lakes any claims it may have against Great Lakes.

                                   ARTICLE 14
                     DISPUTE RESOLUTION; LIQUIDATED DAMAGES

     Section 14.1. Band's Waiver of Sovereign Immunity and Consent to Suit. The Band expressly waives its sovereign immunity from suit for the purpose of permitting or compelling arbitration as provided in this Article 14 and consents to be sued in the United States District Court for the Western District of Michigan - Southern Division, the United States Court of Appeals for the Sixth Circuit, and the United States Supreme Court for the purpose of compelling arbitration or enforcing any arbitration award or judgment arising out of this Agreement, the Management Agreement, the Lakes Development Note, the Lakes Facility Note, the Lakes Working Capital Advance Note, the Minimum Payments Note, the Transition Loan Note, the Non-Gaming Acquisition Line of Credit, the Control Agreement, the Security Agreement, any mortgages granted to Manager securing the Lakes Development Note or the Non-Gaming Land Acquisition Line of Credit, the Dominion Agreement, the Lakes Security Agreement, any other Transaction Document or other obligations between the parties. If the United States District Court lacks jurisdiction, the Band consents to be sued in the Michigan State Court system for the same limited purpose. The Band waives any requirement of exhaustion of tribal remedies. Without in any way limiting the generality of the foregoing, the Band expressly authorizes any governmental authorities who have the right and duty under applicable law to take any action authorized or ordered by any such court, and to take such action, including without limitation, repossessing or foreclosing on any real property not in trust and or on equipment subject to a security interest or on the Dominion Account, or otherwise giving effect to any judgment entered; provided, however, that liability of the Band under any judgment shall always be Limited Recourse, and in no instance shall any enforcement of any kind whatsoever be allowed by Lakes or Great Lakes against any assets of the Band other than the limited assets of the Band specified in Section 14.3(a) below. The Band appoints the Chairman of the Pokagon Council and the Secretary of the Pokagon Council as its agents for service of all process under or relating to the Agreements. The Band agrees that service in hand or by certified mail, return receipt requested, shall be effective for all purposes under or relating to the Agreements if served on such agents.

     Section 14.2. Arbitration. All disputes, controversies or claims arising out of or relating to this Agreement and the Lakes Development Note, the Lakes Facility Note, the Lakes Working Capital Advance Note, the Minimum Payments Note, the Transition Loan Note, the Non-Gaming Acquisition Line of Credit, the Control Agreement, the Lakes Security Agreement, any other Transaction Document or other obligations between Lakes or Great Lakes and the Band shall be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association in effect on the date demand for arbitration is made, and the Federal Arbitration Act. The parties agree that binding arbitration shall be the sole remedy as to all disputes arising out of this Agreement, except for disputes requiring injunctive or declaratory relief. Notwithstanding the foregoing, an arbitrator shall not have the power to compel, overturn, negate or in any manner modify any Governmental Action, and any arbitration award or related judicial decree or judgment shall be subject to the Specific Performance Restriction. The preceding sentence does not prevent an arbitrator from determining that the taking of any Governmental Action or the failure to take any Governmental Action, which is not caused by a breach of Great Lakes or Lakes' obligations under the Agreements or the Guaranty, constitutes a breach of this Agreement by the Band or the impairment of rights of Great Lakes under this Agreement, thereby resulting in liability on the part of the Band for damages in favor of the Manager as provided in this Agreement and enforcement of the obligations of the Band to Great Lakes, including any security agreements and collateral instruments, in accordance with their terms.

               (a) Choice of Law. In determining any matter the Arbitrator(s) shall apply the terms of this Agreement, without adding to, modifying or changing the terms in any respect, and shall apply Michigan law.

               (b) Place of Hearing. All arbitration hearings shall be held at a place designated by the arbitrator(s) in Kalamazoo, Michigan or at such other place agreed to by the parties.

               (c) Confidentiality. The parties and the arbitrator(s) shall maintain strict confidentiality with respect to the arbitration.

     Section 14.3. Limitation of Actions. The Band's waiver of immunity from suit is specifically limited to the following actions and judicial remedies:

               (a) Damages. The enforcement of an award of money and/or damages by arbitration; provided that the award of any arbitrator and/or court must be Limited Recourse, and no arbitrator or court shall have authority or jurisdiction to order execution against any assets or revenues of the Band except (i) undistributed or future Net Revenues of the Enterprise or Subsequent Gaming Facility Revenues; (ii) as to the Equipment Loan, the Furnishings and Equipment securing that Loan;
          (iii) if the Commencement Date does not occur, Subsequent Gaming Facility Revenues to the extent provided in this Agreement; (iv) as to the Lakes Development Note and the Non-Gaming Acquisition Line of Credit, mortgages on the Gaming Site and Non-Gaming Lands prior to their transfer into trust; (v) after the Commencement Date occurs, funds on deposit in the Dominion Account to the extent provided in
          Section 9.2.1(j) of this Agreement and the Dominion Agreement, or in any other dominion agreement executed by the Band; and (vi) as to the Lakes Development Note, the Lakes Facility Note, the Lakes Working Capital Advance Note, the Non-Gaming Land Acquisition Line of Credit and the Transition Loan, Furnishings and Fixtures to the extent provided in Section 9.2.1(j) of this Agreement. In no instance shall any enforcement of any kind whatsoever be allowed by Lakes or Great Lakes against any assets of the Band other than the limited assets of the Band specified in this subsection.

               (b) Consents and Approvals. The enforcement of a determination by an arbitrator that the Band's consent or approval has been unreasonably withheld contrary to the terms of this Agreement or any other Transaction Document, provided that such enforcement shall be subject to the Specific Performance Restriction.

               (c) Injunctive Relief and Specific Performance. The enforcement of a determination by an arbitrator that prohibits the Band from taking any action that would prevent Great Lakes from performing its obligations pursuant to the terms of this Agreement or any other Transaction Document, or that requires the Band to specifically perform any obligation under this Agreement; provided, however, that any injunction against the Band shall be Limited Recourse; shall be subject to the Specific Performance Restriction; shall not mandate, preclude or affect payment of any funds of the Band other than undistributed or future Net Revenues of the Enterprise, funds in the Dominion Account or Subsequent Gaming Facility Revenues; and shall not relate to any asset of the Band other than the Enterprise.

               (d) Action to Compel Arbitration. An action to compel arbitration pursuant to this Article 14.

     Section 14.4. Damages on Termination for Failure to Obtain NIGC Approval. In the event of termination of this Agreement under Section 13.2 because NIGC Approval has not been obtained on or before August 26, 2007, (a) the Band shall be obligated to repay Great Lakes all amounts loaned to the Band by, or owed by the Band to, Lakes or Great Lakes under or pursuant to this Agreement or any other Transaction Document (excluding fees under the Management Agreement), but not fees or non-refundable payments designated as such under this Agreement or any Transaction Document; provided that such repayment shall be made only out of distributions to the Band from Subsequent Gaming Facility Revenues, and shall be paid in 60 equal monthly installments of principal and interest beginning one month after opening of such a facility; and (b) the Band shall promptly sell all Furnishings and Equipment in a commercially reasonable manner and shall pay the proceeds of such sale to Great Lakes on account of the obligations owing to Great Lakes described above in this Section 14.4. To secure the Band's obligation under subsection 14.4(a), Great Lakes shall retain its mortgages, if any, on property of the Band not transferred into trust, and may foreclose such mortgages (subject to the arbitration provisions of this Article 14) if the Band fails to perform as provided in that subsection; and to secure the Band's obligation under subsection 14.4(b), Great Lakes shall retain its security interest in Furnishings and Equipment. Great Lakes may foreclose such security interest (subject to such arbitration provisions, and without accelerating the Lakes Development Loan) if the Band fails to perform as provided in subsection
(b), and shall apply the proceeds of such foreclosure to the obligations owing to Great Lakes under the Transaction Documents. Such payments and collateral shall be Great Lakes's sole remedy and recourse in the event of termination of this Agreement under Section 13.2. In no event shall Great Lakes have recourse in the event of such termination to (i) assets purchased by the Band with funds advanced by Lakes or Great Lakes, except as collateral to the extent provided in this subsection; (ii) assets of any other gaming facility owned or operated by the Band, other than Subsequent Gaming Facility

Revenues; or (iii) any other asset of the Band.

     Section 14.5. Liquidated Damages and Limitations on Remedies. The following liquidated damages and limitations on remedies apply under this Agreement, in addition to those provided elsewhere in this Agreement as to claims and remedies against the Band:

               (a) Liquidated Damages Payable by Great Lakes. In the event of a Lakes Event of Default prior to the Commencement Date, after such notice and right to cure as may be provided in this Agreement, Great Lakes shall: (i) forfeit to the Band all amounts in the Account as of the default; (ii) pay the Band an amount equal to the sum of (x) the aggregate Monthly Payments payable under Section 8.1(c) over the balance of the 5-year Term, as if the Agreements had not been terminated, and (y) the Accrued Expenses; (iii) release all claims against the Band, including without limitation all amounts owed by the Band to Lakes or Great Lakes under or related to the Agreements and all rights under the Agreements, and discharge all mortgage and security interests on assets of the Band; (iv) transfer to the Band, at the Band's discretion and without payment of any consideration, any and all options and interests in real property in Michigan held by Lakes or Great Lakes; and (v) deliver to the Band all documents and work product in the possession or control of Great Lakes, Lakes or their agents related to the proposed Facility, the Gaming Site and the Non-Gaming Lands. Lakes shall join in the release, transfer and delivery under subsections (iii), (iv) and (v), and Lakes and Great Lakes each agree to execute and deliver such release, discharges and transfer instruments, and to deliver such work product and documents, at the time of payment of liquidated damages.

               (b) Liquidated Damages Payable by the Band. Except as provided in
          Section 14.10 as to Governmental Actions, in the event of a Band Event of Default prior to the Commencement Date, after such notice and right to cure as may be provided in this Agreement, the Band shall if requested by Great Lakes: (i) pay Great Lakes all amounts loaned to the Band by, or owing by the Band to, Lakes or Great Lakes under this Agreement or any other Transaction Documents (excluding fees under the Management Agreement), but not fees or nonrefundable payments designated as such under this Agreement or any other Transaction Document, less the Band's right of offset, if any; such damages to be payable only out of Subsequent Gaming Facility Revenues on the same terms and with the same limitations on recourse as are provided in
          Section 14.4 with regard to damages payable by the Band under that subsection; (ii) release any interest in the funds in the Account, which shall be released to Great Lakes; (iii) transfer to Great Lakes all options and land (other than land held in trust) acquired by the Band through funds advanced by Lakes (or, failing such transfer, Great Lakes may foreclose on any mortgages it holds on such options or land not held in trust); provided that the amount of any damages payable to Great Lakes shall be reduced by the amount paid for any options or land transferred by the Band to Great Lakes; and (iv) permit Great Lakes to foreclose on its security interest in Furnishings and Equipment (subject to the terms of any intercreditor agreement between Great Lakes and any Bank Lender or Equipment Lender).

               (c) Limitation on Great Lakes Remedies. If the Band Event of Default shall occur after the Commencement Date, Great Lakes rights with respect to foreclosing upon any Furnishings and Equipment shall be subject to the following rights of the Band: If (i) the Band determines that it can legally continue to operate all or any portions of the Enterprise after the occurrence of a Band Event of Default without subjecting any related Furnishings and Equipment to forfeiture or seizure by any applicable governmental authority, and (ii) it is Economically Feasible for the Band to continue such portions of the Enterprise and it elects to do so by written notice to Great Lakes within ninety (90) days after the occurrence of the Band Event of Default, then the Band shall have the right to continue to operate such portions of the Enterprise (and retain any Furnishings and Equipment used in connection with such portions of the Enterprise) so long as the same (x) remain Economically Feasible to operate, (y) any related Furnishings and Equipment shall remain free from any such forfeiture or seizure, and (z) are promptly and continually thereafter operated and maintained in accordance with reasonable industry standards. The Band and Great Lakes agree that any Furnishings and Equipment (together with any casualty insurance proceeds applicable thereto) related to (1) portions of the Enterprise that are not Economically Feasible for the Band to continue to operate, (2) would otherwise be subject to forfeiture or seizure as described above, or
          (3) with respect to any other portions of the Enterprise that the Band shall cease to continually operate (collectively, the "Surplus Equipment"), shall be promptly liquidated (subject to approvals as required under the Bank Loan Agreement and the Equipment Loan Agreement) in a commercially reasonable manner, and the Band shall pay the proceeds of such sale(s) (to the extent permitted by any applicable subordination agreements) to Great Lakes on account of the Loans and other amounts owing to Great Lakes under the Transaction Documents.

     Section 14.6. Lakes' and Great Lakes' Continuing Obligations. Nothing in this Article shall affect or impair Lakes' and Great Lakes' continuing obligations under Sections 10.4 (non-competition) and 15.13 (confidentiality) of this Agreement, which shall remain enforceable for the following terms, notwithstanding the termination of the Agreements and payment of liquidated or other damages: (i) as to Section 10.4, the greater of five years after execution of the Agreements or one year after termination; and (ii) as to Section 15.13, the greater of five years after execution of the Agreements or two years after termination.

     Section 14.7. Termination of Exclusivity. Section 10.2 (Exclusivity in Michigan) of this Agreement shall terminate upon any termination of the Agreements, notwithstanding any breach of the Agreements by the Band.

     Section 14.8. Remedies. In consideration of the agreement to liquidated damages to the extent provided above, the Band, Lakes and Great Lakes each waive the right to (i) actual and consequential damages (except as provided in Section 14.10) and (ii) exemplary or punitive damages to the extent that liquidated damages are applicable to a default, but shall retain the right to injunctive relief (x) prior to termination of the Agreements, to enforce rights and remedies thereunder, subject to the Limited Recourse provisions of this Agreement as to the Band and the

Band's limited waiver of sovereign immunity; and (y) after termination, to the extent that provisions of this Agreement specifically survive such termination, subject to such Limited Recourse provisions and limited waiver. The injured party shall, where liquidated damages are not applicable and damages or remedies are not otherwise specified, be entitled to such damages as it may be entitled to under applicable law, subject to such Limited Recourse provisions and limited waiver of the Band's sovereign immunity (which shall apply to all claims against the Band under or relating to the Agreements, in addition to all Loans).

     Section 14.9. Fees not Damages. In no event shall fees or other non-refundable payments or Tribal Distributions made by Lakes or Great Lakes to Band constitute damages to Lakes or Great Lakes or be repayable by the Band.

     Section 14.10. Damages for Governmental Action. If the Band takes a Governmental Action or fails to take a Governmental Action, and such action or inaction is not caused by a breach of Great Lakes or Lakes' obligations under the Agreements or the Guaranty and constitutes a breach of this Agreement by the Band or the impairment of rights of Great Lakes under this Agreement or the other Transaction Documents, the Band shall be liable for any resulting actual and consequential damages incurred by Great Lakes (subject to the Limited Recourse provisions of this Agreement and the limited waiver of the Band's sovereign immunity).

                                   ARTICLE 15
                                     GENERAL

     Section 15.1. Nature of Agreement. This Agreement is not intended as and shall not be construed as a "management agreement" within the meaning of the IGRA.

     Section 15.2. Great Lakes's Interest. Nothing contained herein grants or is intended (a) to grant Great Lakes a titled interest to the Facility, or (b) in any way to impair the Band's sole proprietary interest in the Facility.

     Section 15.3. Situs of the Agreement. This Agreement, the Lakes Development Note, the Lakes Facility Note, the Lakes Working Capital Advance Note, the Minimum Payments Note, the Transition Note and the Non-Gaming Land Acquisition Line of Credit shall be deemed entered into in Michigan.

     Section 15.4. Notice. Any notice required to be given pursuant to this Agreement shall be delivered to the appropriate party by Certified Mail Return Receipt Requested or by overnight mail or courier service, to the following addresses:

     If to the Band:

     Pokagon Band of Potawatomi Indians
     58620 Sink Road


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

     Dowagiac, MI 49047
     Attn: Chairman, Tribal Council

     with a copy to:

     Michael Phelan, General Counsel
     Pokagon Band of Potawatomi Indians
     P.O. Box 180
     Dowagiac, MI 49407

     and

     Daniel Amory, Esq.
     Drummond Woodsum & MacMahon
     P.O. Box 9781
     Portland, ME 04104-5081

     If to Great Lakes or to Lakes:

     Great Lakes Gaming of Michigan LLC
     Lakes Gaming, Inc.
     130 Cheshire Lane
     Minnetonka, MN 55305

     with a copy to:

     Kevin Quigley, Esq.
     Hamilton Quigley Twait & Foley, PLC
     First National Bank Building
     Suite W1450
     332 Minnesota Street
     Saint Paul, MN 55101-1314

     and to:

     Neil Sell, Esq.
     Maslon Edelman Borman & Brand, LLP
     3300 Wells Fargo Center
     90 South Seventh Street
     Minneapolis, MN 55402

or to such other different address(es) as Lakes, Great Lakes or the Band may specify in writing. Any such notice shall be deemed given three days following deposit in the United States mail, one day following delivery to a courier service or upon actual delivery or upon actual delivery, whichever first occurs.

     Section 15.5. Relationship. Great Lakes, Lakes and the Band shall not be construed as joint venturers or partners of each other by reason of this Agreement and neither shall have the power to bind or obligate the other except as set forth in this Agreement.

     Section 15.6. Further Actions. The Band, Lakes and Great Lakes agree to execute or cause to be executed all contracts, agreements and documents and to take all actions reasonably necessary to comply with the provisions of this Agreement and the intent hereof.

     Section 15.7. Waivers. No failure or delay by Great Lakes, Lakes or the Band to insist upon the strict performance of any covenant, agreement, term or condition of this Agreement, or to exercise any right or remedy consequent upon the breach thereof, shall constitute a waiver of any such breach or any subsequent breach of such covenant, agreement, term of condition. No covenant, agreement, term or condition of this Agreement and no breach thereof shall be waived, altered or modified except by written instrument. No waiver of any breach shall affect or alter this Agreement, but each and every covenant, agreement, term and condition of this Agreement shall continue in full force and effect with respect to any other then existing or subsequent breach thereof.

     Section 15.8. Captions. The captions of each article, section and subsection contained in this Agreement are for ease of reference only and shall not affect the interpretational meaning of this Agreement.

     Section 15.9. Third Party Beneficiary. This Agreement is exclusively for the benefit of the parties hereto and it may not be enforced by any party other than the parties to this Agreement and shall not give rise to liability to any third party other than the authorized successors and assigns of the parties hereto.

     Section 15.10. Survival of Covenants. Any covenant, term or provision of this Agreement which, in order to be effective, must survive the termination of this Agreement, shall survive any such termination.

     Section 15.11. Estoppel Certificate. Great Lakes and the Band agree to furnish to the other party, from time to time upon request, an estoppel certificate in such reasonable form as the requesting party may request stating whether there have been any defaults under this Agreement known to the party furnishing the estoppel certificate.

     Section 15.12. Periods of Time; Time of the Essence. Whenever any determination is to be made or action is to be taken on a date specified in this Agreement, if such date shall fall on a Saturday, Sunday or legal holiday under the laws of the Band or the State of Michigan, then in such event said date shall be extended to the next day which is not a Saturday, Sunday or legal holiday. Time is of the essence.

     Section 15.13. Confidential and Proprietary Information. Lakes, Great Lakes and the Band each agree that any information received concerning the other party during the performance of this Agreement, regarding the parties' organization, financial matters, marketing and development plans for the Enterprise, the Gaming Site, or other information of a proprietary nature (the "Confidential Information") will be treated by both parties in full confidence except


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

for such public disclosure as may be required to allow Lakes, Great Lakes and the Band to perform their respective covenants and obligations hereunder, or in response to legal process, and will not be revealed to any other persons, firms or organizations. This provision shall survive the termination of this Agreement as provided in Section 14.6. The obligations not to use or disclose the Confidential Information shall not apply to Confidential Information (i) which has been made previously available to the public by the Band, Lakes or Great Lakes, or becomes generally available to the public, unless the Confidential Information being made available to the public results in a breach of this Agreement; (ii) which prior to disclosure to the Band, Lakes or Great Lakes was already rightfully in any such persons' possession; (iii) which is obtained by the Band, Lakes or Great Lakes from a third party who is lawfully in possession of such Information, and not in violation of any contractual, legal or fiduciary obligation to the Band, Lakes or Great Lakes, with respect to such Confidential Information and who does not require the Band, Lakes or Great Lakes to refrain from disclosing such Confidential Information to others; or (iv) by the Band, if such Information pertains to the Gaming Site or the Enterprise, in connection with the Band's development, construction and operation of a gaming facility after termination of the Agreements.

     Section 15.14. Government Savings Clause. Lakes, Great Lakes and the Band each agree to execute, deliver and, if necessary, record any and all additional instruments, certifications, amendments, modifications and other documents as may be required by the United States Department of the Interior, Bureau of Indian Affairs, the office of the field Solicitor, the NIGC, or any applicable statute, rule or regulation in order to effectuate, complete, perfect, continue or preserve the respective rights, obligations, liens and interests of the parties hereto to the fullest extent permitted by law; provided, that any such additional instrument, certification, amendment, modification or other document shall not materially change the respective rights, remedies or obligations of the Band, Lakes or Great Lakes under this Agreement, the Guaranty, or any other agreement or document related hereto.

     Section 15.15. Successors and Assigns. The benefits and obligations of this Agreement shall inure to and be binding upon the parties hereto and their respective permitted successors and assigns.

     Section 15.16. Severability. If any provision, or any portion of any provision, of this Agreement is found to be invalid or unenforceable, such unenforceable provision, or unenforceable portion of such provision, shall be deemed severed from the remainder of this Agreement and shall not cause the invalidity or unenforceability of the remainder of this Agreement. If any provision, or any portion of any provision, of this Agreement is deemed invalid due to its scope or breadth, such provision shall be deemed valid to the extent of the scope or breadth permitted by law.

     Section 15.17. Entire Agreement.

          15.17.1. This Agreement and the Transaction Documents (excluding the Management Agreement) are the entire agreement between Great Lakes, Lakes and the Band relating to development of the Project and supersedes all prior development agreements and understandings, whether written or oral, between or among the Band, Lakes and Great Lakes. The Management Agreement does not constitute a part of this Agreement

          15.17.2. Collateral agreements between or among the Band, Lakes and Great Lakes consist of the following documents:

          a. Second Amended and Restated Lakes Development Note dated as of December 22, 2004;

          b. Second Amended and Restated Transition Loan Note dated as of December 22, 2004;

          c. Second Amended and Restated Non-Gaming Land Acquisition Line of Credit dated as of December 22, 2004;

          d. Account Control Agreement, as amended by Amendment dated as of October 16, 2000 and by Second Amendment dated as of December 22, 2004;

          e. Pledge and Security Agreement, as amended by Amendment dated as of October 16, 2000 and by Second Amendment dated as of December 22, 2004;

          f. First Amended Assignment and Assumption Agreement dated as of December 22, 2004;

          g.   First Amended Unlimited Guaranty dated as of December 22, 2004;

          h    Lakes Facility Note dated as of December 22, 2004;

          i.   Lakes Working Capital Advance Note dated as of December 22, 2004;

          j.   Lakes Minimum Payments Note dated as of December 22, 2004;

          k.   Security Agreement dated as of December 22, 2004;

          l.   Form of Dominion Agreement;

          m. Indemnity Agreement from the Band to Great Lakes (as assignee of Lakes) dated as of March 9, 2000, as amended by First Amended and Restated Indemnity Agreement dated February 28, 2001 and Second Amended and Restated Indemnity Agreement dated as of December 22, 2004;

          n. Reaffirmation of Guarantees and Mortgages dated as of December 22, 2004, together with the Band Designee Guarantees and the Band Designee Mortgages referenced therein;

     All such collateral agreements supersede all other prior collateral agreements and understandings, written or oral between the parties. All prior and contemporaneous conversations, discussions, negotiations, possible and alleged agreements and representations, covenants and warranties with respect to the subject matter hereof, including without limitation the Term Sheet agreed to by Lakes and the Band dated June 18, 1999, are waived, merged herein and superseded hereby. Lakes, Great Lakes and the Band each affirmatively represents that no promises have been made to that party which are not contained in this Agreement, the Management Agreement, or any other Transaction Documents and documents referred to herein and therein, and stipulates that no evidence of any promises not contained in this Agreement, the Management Agreement, or any other Transaction Documents shall be admitted into evidence on their behalf. This Agreement shall not be supplemented, amended or modified by any course of dealing, course of performance or uses of trade and may only be amended or modified by a written instrument duly executed by officers of all parties.

     Section 15.18. Consents.

               (a) Band. Where approval or consent or other action of the Band is required, such approval shall mean the written approval of the Pokagon Council evidenced by a resolution thereof, certified by a Band official as having been duly adopted, or such other person or entity designated by resolution of the Pokagon Council. Any such approval, consent or action shall not be unreasonably withheld or delayed; provided that the foregoing does not apply where a specific provision of this Agreement allows the Band an absolute or unilateral right to deny approval or consent or withhold action.

               (b) Manager. Where approval or consent or other action of Manager is required, such approval shall mean the written approval of the Managing Officer. Any such approval, consent or other action shall not be unreasonably withheld or delayed.

               (c) Business Board. Where approval or consent or other action of the Business Board is required, any such approval, consent or other action shall not be unreasonably delayed.

     Section 15.19. [intentionally omitted]

     Section 15.20. Limited Joinder.

               (a) Lakes Entertainment, Inc. and Lakes Gaming and Resorts, LLC each join in this Agreement for the limited purpose of agreeing to be bound by the provisions of this Agreement specifically applicable to them, as well as the provisions of Articles 13, 14 and 15 (as they pertain to such provisions of continuing applicability to them). In addition, Lakes Entertainment, Inc. shall have the benefit of any rights and remedies it had prior to the execution of the Assignment and Assumption Agreement under the following sections of this
          Agreement: 10.3, 11.2, 12.3, 13.5 and 14.8 (as to remedies for claims for breach


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

          of its retained rights under this subsection), 15.4, 15.5, 15.6, 15.9, 15.12, 15.13, 15.14, 15.15 and 15.17.

               (b) Sections 10(a) and 10(c) of the Assignment and Assumption Agreement are superseded by this Agreement and the Second Amended and Restated Management Agreement and are no longer in effect.

                 [balance of this page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

The Pokagon Band of Potawatomi          Great Lakes Gaming of Michigan, LLC
Indians


By: /s/ John Miller                     By:  /s/ Timothy Cope
    ---------------------------------       ------------------------------------
Its Council Chairman                    Its: President
                                             -----------------------------------


By: /s/ Dan Rapp                        Lakes Entertainment, Inc.
    ---------------------------------
Its Secretary
                                        By: /s/ Timothy Cope
                                            ------------------------------------
                                        Its: President
                                             -----------------------------------


                                        Lakes Gaming and Resorts, LLC


                                        By: /s/ Timothy Cope
                                            ------------------------------------
                                        Its: President
                                             -----------------------------------


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                                    EXHIBIT A

                SECOND AMENDMENT TO PLEDGE AND SECURITY AGREEMENT

                          [SEE CLOSING AGENDA: ITEM 15]


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                                    EXHIBIT B

                      SECOND AMENDMENT TO CONTROL AGREEMENT

                          [SEE CLOSING AGENDA: ITEM 16]


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                                    EXHIBIT C

                       FORM OF DOMINION ACCOUNT AGREEMENT

                          [SEE CLOSING AGENDA: ITEM 3]


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                                    EXHIBIT D

                           DESCRIPTION OF GAMING SITE

THAT PART OF SECTION 14, THE SOUTHEAST QUARTER OF SECTION 11, THE WEST HALF OF
SECTION 13 AND THE SOUTHEAST QUARTER OF SECTION 15, TOWNSHIP 8 SOUTH, RANGE 21 WEST, NEW BUFFALO TOWNSHIP, BERRIEN COUNTY, MICHIGAN, DESCRIBED AS: BEGINNING AT THE SOUTH QUARTER CORNER OF SAID SECTION 14; THENCE WEST ON THE SOUTH LINE OF SAID SECTION 14 A DISTANCE OF 1997.12 FEET; THENCE NORTH 00 degrees 01' 30" EAST ON THE EAST LINE EXTENDED OF "ASSESSOR'S PLAT OF PLUTA ACRES", BEING A SUBDIVISION IN THE SOUTHWEST QUARTER OF SAID SECTION 14 A DISTANCE OF 40.00 FEET TO THE SOUTHEAST CORNER OF SAID SUBDIVISION; THENCE WEST (PLATTED NORTH 89 degrees 54' 20" WEST) ON THE SOUTH LINE OF SAID SUBDIVISION AND PARALLEL WITH SAID SOUTH SECTION LINE 632.62 FEET (PLATTED 632.51 FEET) TO THE SOUTHWEST CORNER OF SAID SUBDIVISION; THENCE NORTH 00 degrees 04' 15" WEST (PLATTED NORTH 00 degrees 01' 40" EAST) ON THE WEST LINE OF SAID SUBDIVISION AND PARALLEL WITH THE LINE COMMON TO SAID SECTIONS 14 AND 15 A DISTANCE OF 620.00 FEET TO THE NORTHWEST CORNER OF SAID SUBDIVISION; THENCE WEST ON THE NORTH LINE EXTENDED OF SAID SUBDIVISION 33.00 FEET TO THE LINE COMMON TO SAID SECTIONS 14 AND 15; THENCE SOUTH 00 degrees 04' 15" EAST ON SAID COMMON SECTION LINE 59.49 FEET; THENCE NORTH 89 degrees 46' 01" WEST PARALLEL WITH THE SOUTH LINE OF THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SAID SECTION 15 A DISTANCE OF
488.78 FEET TO THE EASTERLY RIGHT OF WAY LINE OF INTERSTATE 94 RAMP "D"; THENCE NORTHWESTERLY 65.22 FEET ON A 2789.79 FOOT RADIUS CURVE TO THE RIGHT WHOSE CHORD BEARS NORTH 24 degrees 09' 32" WEST 65.22 FEET; THENCE NORTH 23 degrees 29' 22" WEST 222.46 FEET; THENCE NORTHERLY 152.93 FEET ON A 155.00 FOOT RADIUS CURVE TO THE RIGHT WHOSE CHORD BEARS NORTH 04 degrees 46' 33" EAST 146.80 FEET; THENCE NORTH 33 degrees 02' 28" EAST 201.91 FEET; THENCE NORTHERLY 423.07 FEET ON A
505.00 FOOT RADIUS CURVE TO THE LEFT WHOSE CHORD BEARS NORTH 09 degrees 02' 28" EAST 410.81 FEET; THENCE NORTH 14 degrees 57' 32" WEST 180.69 FEET; THENCE NORTHEASTERLY 466.00 FEET ON A 445.00 FOOT RADIUS CURVE TO THE RIGHT WHOSE CHORD BEARS NORTH 15 degrees 02' 28" EAST 445.00 FEET; THENCE NORTH 45 degrees 02' 28" EAST 201.89 FEET ALL ON SAID EASTERLY RIGHT OF WAY LINE OF INTERSTATE 94 RAMP "D"; THENCE NORTH 42 degrees 09' 28" EAST ON THE EASTERLY RIGHT OF WAY LINE OF INTERSTATE 94 A DISTANCE OF 426.11 FEET TO THE EAST AND WEST QUARTER LINE OF SAID SECTION 14; THENCE NORTH 89 degrees 47' 21" EAST ON SAID EAST AND WEST QUARTER LINE AND ON SAID EASTERLY RIGHT OF WAY LINE 131.67 FEET; THENCE NORTHEASTERLY 1721.44 FEET ON A 11662.20 FOOT RADIUS CURVE TO THE LEFT WHOSE CHORD BEARS NORTH 42 degrees 45' 47" EAST 1719.87 FEET; THENCE NORTH 40 degrees 12' 25" EAST 529.13 FEET; THENCE SOUTH 84 degrees 48' 44" EAST 258.15 FEET; THENCE NORTH 34 degrees 34' 39" EAST 302.96 FEET; THENCE NORTH 85 degrees 51' 09" EAST 172.54 FEET; THENCE NORTH 32 degrees 07' 05" EAST 883.38 FEET ALL ON SAID EASTERLY


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RIGHT OF WAY LINE OF INTERSTATE 94 TO THE LINE COMMON TO SECTIONS 11 AND 14;
THENCE NORTH 89 degrees 39' 40" EAST ON SAID COMMON SECTION LINE 1200.02 FEET TO THE WEST LINE OF THE EAST HALF OF THE SOUTHEAST QUARTER OF SAID SECTION 11; THENCE NORTH 00 degrees 16' 16" EAST ON SAID WEST LINE 870.83 FEET TO THE CENTERLINE OF MAUDLIN ROAD; THENCE SOUTH 59 degrees 44' 03" EAST ON SAID CENTERLINE 250.96 FEET; THENCE SOUTH 00 degrees 16' 16" WEST PARALLEL WITH SAID WEST LINE 743.06 FEET TO THE LINE COMMON TO SAID SECTIONS 11 AND 14; THENCE NORTH 89 degrees 39' 40" EAST ON SAID COMMON SECTION LINE 1105.81 FEET TO THE CORNER COMMON TO SECTIONS 11, 12, 13 AND 14; THENCE SOUTH 89 degrees 58' 52" EAST ON THE NORTH LINE OF SAID SECTION 13 A DISTANCE OF 1321.09 FEET TO THE EAST LINE OF THE WEST HALF OF THE NORTHWEST QUARTER OF SAID SECTION 13; THENCE SOUTH 00 degrees 01' 03" EAST ON SAID EAST LINE 2640.34 FEET TO THE EAST AND WEST QUARTER LINE OF SAID SECTION 13; THENCE SOUTH 00 degrees 05' 34" EAST ON THE EAST LINE OF THE WEST HALF OF THE SOUTHWEST QUARTER OF SAID SECTION 13 A DISTANCE OF 2649.26 FEET TO THE SOUTH LINE OF SAID SECTION 13; THENCE SOUTH 89 degrees 33' 42" WEST ON SAID SOUTH SECTION LINE 1309.49 FEET TO THE CORNER COMMON TO SECTIONS 13, 14, 23 AND 24; THENCE NORTH 00 degrees 11' 33" WEST ON THE LINE COMMON TO SAID SECTIONS 13 AND 14 A DISTANCE OF 2650.01 FEET TO THE QUARTER CORNER COMMON TO SAID SECTIONS 13 AND 14; THENCE SOUTH 89 degrees 47' 52" WEST ON THE EAST AND WEST QUARTER LINE OF SAID SECTION 14 A DISTANCE OF
664.34 FEET TO THE WEST LINE OF THE EAST HALF OF THE EAST HALF OF THE SOUTHEAST QUARTER OF SAID SECTION 14; THENCE SOUTH 00 degrees 07' 52" EAST ON SAID WEST LINE 1637.07 FEET TO THE SOUTH LINE OF THE NORTH 25 ACRES OF THE WEST HALF OF THE EAST HALF OF THE SOUTHEAST QUARTER OF SAID SECTION 14; THENCE SOUTH 89 degrees 47' 52" WEST ON SAID SOUTH LINE 666.09 FEET TO THE EAST LINE OF THE WEST HALF OF THE SOUTHEAST QUARTER OF SAID SECTION 14; THENCE SOUTH 00 degrees 04' 12" EAST ON SAID EAST LINE 1017.75 FEET TO THE SOUTH LINE OF SAID SECTION 14; THENCE SOUTH 89 degrees 35' 30" WEST ON SAID SOUTH SECTION LINE 667.18 FEET TO THE WEST LINE OF THE EAST HALF OF THE WEST HALF OF THE SOUTHEAST QUARTER OF SAID
SECTION 14; THENCE NORTH 00 degrees 00' 32" WEST ON SAID WEST LINE 885.75 FEET TO THE SOUTH LINE OF THE NORTH TWO THIRDS OF THE EAST HALF OF THE WEST HALF OF THE WEST HALF OF THE SOUTHEAST QUARTER OF SAID SECTION 14; THENCE SOUTH 89 degrees 39' 35" WEST ON SAID SOUTH LINE 333.12 FEET TO THE WEST LINE OF THE EAST HALF OF THE WEST HALF OF THE WEST HALF OF THE SOUTHEAST QUARTER OF SAID SECTION 14; THENCE SOUTH 00 degrees 01' 18" WEST ON SAID WEST LINE 886.15 FEET TO THE SOUTH LINE OF SAID SECTION 14; THENCE SOUTH 89 degrees 35' 30" WEST ON SAID SOUTH SECTION LINE 333.59 FEET TO THE POINT OF BEGINNING. CONTAINING 673.18 ACRES MORE OR LESS.

SUBJECT TO THE RIGHTS OF THE PUBLIC AND OF ANY GOVERNMENTAL UNIT IN ANY PART THEREOF TAKEN, USED, OR DEEDED FOR STREET, ROAD, OR HIGHWAY PURPOSES.


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THIS SURVEY WAS PERFORMED WITH AN ERROR OF CLOSURE NO GREATER THAN 1 IN 15000.

THIS SURVEY COMPLIES WITH THE REQUIREMENTS OF SECTION 3, P.A. 132 OF 1970, AS AMENDED, EXCEPT FOR PAPER SIZE.

ASSUMED THE LINE BETWEEN THE SOUTH QUARTER CORNER AND THE SOUTHEAST CORNER OF SAID SECTION 14 TO BEAR WEST.


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                                    EXHIBIT E

               SECOND AMENDED AND RESTATED LAKES DEVELOPMENT NOTE

                          [SEE CLOSING AGENDA: ITEM 4]

                                    EXHIBIT F

                               LAKES FACILITY NOTE

                          [SEE CLOSING AGENDA: ITEM 5]

                                    EXHIBIT G

                               SECURITY AGREEMENT

                          [SEE CLOSING AGENDA: ITEM 6]

                                    EXHIBIT H

                       LAKES WORKING CAPITAL ADVANCE NOTE

                          [SEE CLOSING AGENDA: ITEM 7]

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                                    EXHIBIT I

                           LAKES MINIMUM PAYMENTS NOTE

                          [SEE CLOSING AGENDA: ITEM 8]

                                    EXHIBIT J

                           SECOND AMENDED AND RESTATED
              NON-GAMING LAND ACQUISITION LINE OF CREDIT AGREEMENT

                          [SEE CLOSING AGENDA: ITEM 9]


                                       75

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                                    EXHIBIT K

                SECOND AMENDED AND RESTATED TRANSITION LOAN NOTE

                          [SEE CLOSING AGENDA: ITEM 10]


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                                    EXHIBIT L

                                 BAND LITIGATION

Taxpayers of Michigan Against Casinos et al. v. State of Michigan. The Michigan Supreme Court has ruled against plaintiff TOMAC's challenges to the validity of the Compact. 471 Mich. 306, 685 N.W.2d221 (2004). TOMAC has petitioned the U.S. Supreme Court for a writ of certiorari. Also, on remand from the Michigan Supreme Court, in Michigan Court of Appeals Case No. 225017, TOMAC challenges the validity of the Compact under the appropriation and separation of powers provisions of the Michigan Constitution. The Band is not a party to these actions, but may choose to intervene.

TOMAC v. Norton et al., U.S.D.C.D.C., Case No. 1:01CV00398-JR. The plaintiff in that action challenges the decision of the Department of Interior to take the Gaming Site into trust. The Band is not a party to that action, but may choose to intervene.

Pokagon Properties, LLC v Leonard A. Kolberg, Jr.,Case No. 02-49-765-CK-B, Circuit Court for the County of Van Buren. Claim for non-payment of rent from crop lease. Amount of claim: approximately $36,000.00. Defendant has filed a counterclaim seeking damages in the amount of $118,000.00. The parties have entered into a settlement agreement which includes the Band receiving $9,000 and a dismissal of all claims.

Pokagon Properties, LLC v Dean Anderson, Case No. 71C010205CC00602, Circuit Court for the County of St. Joseph. Claim for non-payment of rent from crop lease. Amount of claim: approximately $52,000.00. Defendant has filed a counterclaim in the approximate amount of $63,000.00.


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                                    EXHIBIT M

                  CONDITIONAL RELEASE AND TERMINATION AGREEMENT
                    BETWEEN LAKES AND CRC DATED MAY 20, 1999,
AS AMENDED BY AMENDMENT DATED ON OR ABOUT JULY 7, 1999, AS AMENDED BY AMENDMENT
                        DATED ON OR ABOUT JANUARY 2, 2003


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                                    EXHIBIT N

              GENERAL RELEASE FROM CRC TO THE BAND AND ITS MEMBERS


                                       79